                    AMENDMENT, MODIFICATION, RESTATEMENT AND
                          GENERAL PROVISIONS AGREEMENT


                           dated as of October 6, 2000


                                      among

                            THE WARNACO GROUP, INC.,

                                  WARNACO INC.,

                THE OTHER SUBSIDIARIES OF THE WARNACO GROUP, INC.
                                  PARTY HERETO,

                   THE BANK OF NOVA SCOTIA and CITIBANK, N.A.,
                              as Debt Coordinators,

                            THE BANK OF NOVA SCOTIA,
                             as Administrative Agent

                                       and

                      STATE STREET BANK AND TRUST COMPANY,
                              as Collateral Trustee

                                TABLE OF CONTENTS


Section                                                                                                         Page
-------

                                                      ARTICLE I

                                          DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1         Definitions...........................................................................1
         SECTION 1.2         Accounting Terms......................................................................1

                                                     ARTICLE II

                        AMENDMENTS AND MODIFICATIONS TO THE EXISTING FACILITIES; PROVISIONS
                            APPLICABLE TO THE COVERED FACILITIES AND THE LOAN DOCUMENTS

         SECTION 2.1         Amendment, Modification and Restatement...............................................2
         SECTION 2.2         Commitment Termination; Committed Facilities; Maturity Date...........................2
         SECTION 2.3         Use of Proceeds.......................................................................2
         SECTION 2.4         Interest Rate; Commitment/Facility Fees...............................................2
         SECTION 2.5         Affirmative Covenants.................................................................4
         SECTION 2.6         Negative Covenants...................................................................10
         SECTION 2.7         Financial Covenants..................................................................21
         SECTION 2.8         Reporting Requirements...............................................................23
         SECTION 2.9         Mandatory Payments...................................................................25
         SECTION 2.10        Release of Collateral................................................................26
         SECTION 2.11        Increased Costs, Etc.................................................................26
         SECTION 2.12        Taxes................................................................................28
         SECTION 2.13        Payments and Computations............................................................31
         SECTION 2.14        Certain Post-Closing Matters.........................................................31
         SECTION 2.15        Successor Agent......................................................................32
         SECTION 2.16        Certain Amendments...................................................................32

                                                    ARTICLE III

                                   CONDITIONS OF LENDING AND EXTENSIONS OF CREDIT

         SECTION 3.1         Conditions Precedent to Each Credit Extension........................................35

                                                     ARTICLE IV

                                           REPRESENTATIONS AND WARRANTIES






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
         SECTION 4.1         Representations and Warranties of the Loan Parties...................................36

                                                      ARTICLE V

                                                  EVENTS OF DEFAULT

         SECTION 5.1         Events of Default....................................................................43

                                                     ARTICLE VI

                                             CONDITIONS OF EFFECTIVENESS

         SECTION 6.1         Conditions of Effectiveness..........................................................47
         SECTION 6.2         Determinations Under Section 6.1.....................................................53

                                                     ARTICLE VII

                                  EFFECTIVE DATE PAYMENTS AND COMMITMENT REDUCTIONS

         SECTION 7.1         Facility Reductions..................................................................53
         SECTION 7.2         Extension Fee........................................................................54

                                                    ARTICLE VIII

                         THE DEBT COORDINATORS, ADMINISTRATIVE AGENT AND COLLATERAL TRUSTEE
         SECTION 8.1         Duties...............................................................................54
         SECTION 8.2         Costs and Expenses...................................................................55

                                                     ARTICLE IX

                                                    MISCELLANEOUS
         SECTION 9.1         Notices, Etc.........................................................................55
         SECTION 9.2         Amendments...........................................................................56
         SECTION 9.3         No Waiver; Remedies..................................................................56
         SECTION 9.4         Execution in Counterparts............................................................56
         SECTION 9.5         Binding Effect.......................................................................56
         SECTION 9.6         Jurisdiction; Process Agent; Judgment Currency; Waiver of Immunities;
                             Etc..................................................................................56
         SECTION 9.7         Governing Law........................................................................58
         SECTION 9.8         Waiver of Jury Trial.................................................................58
         SECTION 9.9         Appointment and Acknowledgment.......................................................58
         SECTION 9.10        Conflict with Other Agreements.......................................................59
         SECTION 9.11        Foreign Subsidiary Collateral Limitation.............................................59

                  AMENDMENT, MODIFICATION, RESTATEMENT AND GENERAL PROVISIONS AGREEMENT (this "Agreement") dated as of October 6, 2000 among The Warnaco Group, Inc. ("Group"), Warnaco Inc. ("Warnaco"), the other direct and indirect Subsidiaries of Group party hereto from time to time, The Bank of Nova Scotia ("Scotiabank"), as Administrative Agent (the "Administrative Agent"), Scotiabank and Citibank, N.A. ("Citibank"), as Debt Coordinators (the "Debt Coordinators"), for themselves and as representative of each of the Lender Parties, and STATE STREET BANK AND TRUST COMPANY, as Collateral Trustee (the "Collateral Trustee").


                                    RECITALS

         A. Group and certain of its Subsidiaries have entered into that certain Intercreditor Agreement dated as of the date hereof (the "Intercreditor Agreement") with Scotiabank and Salomon Smith Barney Inc. ("SSBI"), as Lead Arrangers, Scotiabank, SSBI, Morgan Guaranty Trust Company of New York, Commerzbank A.G. and Societe Generale, as Arrangers and the other financial institutions from time to time parties thereto.

         B. The parties desire to enter into this Agreement to, among other things, (a) amend, modify, restate and, in certain cases, extend the Existing Facilities in accordance with the terms and conditions set forth in this Agreement, (b) provide for certain common terms to be applicable to both the Existing Facilities and the New Facilities and (c) provide for the giving of certain guarantees and the granting of security interests in certain collateral as security for the Obligations of the Loan Parties under the Covered Facilities.

                  NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.1 Definitions. As used in this Agreement, terms have the meanings as specified in Part I of Annex A hereto, and the rules of interpretation and construction set forth in Part II of such Annex A shall apply.

                  SECTION 1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed, and all covenants and other financial calculations shall be made (except to the extent explicitly provided herein), in accordance with generally accepted accounting principles as in effect on the Effective Date ("GAAP"); provided that all effects resulting from any change in GAAP relating to the Equity Derivatives enacted prior to the Effective Date shall be eliminated from all covenant and financial calculations.

                                   ARTICLE II

            AMENDMENTS AND MODIFICATIONS TO THE EXISTING FACILITIES;
                 PROVISIONS APPLICABLE TO THE COVERED FACILITIES
                             AND THE LOAN DOCUMENTS

                  SECTION 2.1 Amendment, Modification and Restatement. On and as of the Effective Date, upon satisfaction of the conditions specified in Article VI hereof, each of the Existing Facilities is hereby amended and modified as provided in this Agreement, with the affirmative, negative and financial covenants and undertakings corresponding to affirmative, negative and financial covenants (including those covenants and undertakings in respect of the providing of guarantees or the pledge of collateral), reporting requirements, mandatory prepayment requirements, collateral release provisions, increased cost provisions, tax gross-up provisions, allocation of prepayment provisions, provisions related to market disruption and illegality events, representations and warranties, and event of default provisions (other than those relating to payment defaults) of each Covered Facility being replaced and superseded by the terms and provisions of this Agreement and the other Loan Documents (provided that those provisions in the Existing Facilities which require L/C Related Liens be created or incurred in applicable circumstances shall continue in full force and effect and provided, further, that the terms of the Equity Derivatives shall continue in full force and effect), and each such Existing Facility shall thereupon be deemed to be restated in its entirety as in effect immediately prior to the effectiveness of this Agreement and as amended and modified hereby. All existing guarantees by any Warnaco Entity under any Covered Facility are hereby amended and restated in their entirety by the Subsidiary Guaranty or the Parent Guaranty, as the case may be.

                  SECTION 2.2 Commitment Termination; Committed Facilities; Maturity Date. The commitment termination date or, as applicable, maturity date for each loan and other credit extension under each of the Extending Facilities, shall be extended to the Termination Date; provided that the Loans, Acceptances and reimbursement obligations under (and as defined in) the Trade Credit Facility shall continue to be payable in accordance with the terms of the Trade Credit Facility. Uncommitted Facilities shall become committed facilities as of the Effective Date and shall mature on the Termination Date, subject to the limitations set forth on Schedule 7.1. The commitment termination date or, as applicable, maturity date for each loan and other credit extension under each of the other Existing Facilities shall remain unchanged.

                  SECTION 2.3 Use of Proceeds. The proceeds of all loans, letters of credit, bankers' acceptances and other credit extensions under each Existing Facility shall be used solely as specified in such Existing Facility.

                  SECTION 2.4 Interest Rate; Commitment/Facility Fees. (a) Notwithstanding anything in the Covered Facilities to the contrary, with respect to each of the Existing Facilities, the "Applicable Margin" (or other designation for the percentage margin per annum over the applicable rate of interest in such Existing Facility) and (ii), the fees for issuing standby letters of credit, bankers' acceptances and bankers guarantees, shall in each case be amended to mean, for any date, a percentage per annum determined by the Debt Rating in effect on such date as set forth below:

-------------------------------------------------------------------------------------------------------------------------
                                                                                        Standby Letter of Credit Fees;
                                                                     Base Rate                Bankers' Guarantee/
                                                                         or                    Acceptance Fees;
          Rating                                                     Prime Rate            Eurodollar Rate Advances;
          Level                       Debt Rating                     Advances              Equity Derivative Notes
-------------------------------------------------------------------------------------------------------------------------
         Level 1           BBB+ or Baa1 or higher                      0.25%                         1.25%
-------------------------------------------------------------------------------------------------------------------------
         Level 2           BBB or Baa2  or higher                      0.50%                         1.50%
-------------------------------------------------------------------------------------------------------------------------
         Level 3           BBB- and Baa3 or higher                     0.75%                         1.75%
-------------------------------------------------------------------------------------------------------------------------
         Level 4           BBB- or higher and Ba1,                     1.00%                         2.00%
                           or Baa3 or higher and
                           BB+
-------------------------------------------------------------------------------------------------------------------------
         Level 5           BB+ and Ba1 or higher                       1.50%                         2.50%
-------------------------------------------------------------------------------------------------------------------------
         Level 6           BB or Ba2 or higher                         2.00%                         3.00%
-------------------------------------------------------------------------------------------------------------------------
         Level 7           Lower than BB or Ba2                        2.50%                         3.50%
-------------------------------------------------------------------------------------------------------------------------

provided that (i) until the date which is 6 months after the Effective Date, Level 4 pricing shall apply if the Debt Rating otherwise qualifies as Level 1, 2 or 3, (ii) each of the foregoing percentages applicable to Levels 5, 6 and 7 will increase by 0.50% starting on the date which is 12 months after the Effective Date, such increase to be effective for the period during which Designated Capital Markets Transactions yielding Net Cash Proceeds of $300,000,000 or more have not occurred and (iii) for the period of time following the occurrence and during the continuance of an Event of Default, each of the foregoing percentages (after giving effect to any other increase then in effect) will increase by an additional 2.00% per annum.

                  (b) With respect to each of the Existing Facilities, the fees payable with respect to documentary letters of credit shall be amended to mean, for any date, a percentage per annum determined by the Debt Rating in effect on such date as set forth below:


-------------------------------------------------------------------------------------------------------------------------
              Rating                                                                          Applicable
               Level                                Debt Rating                               Percentage
-------------------------------------------------------------------------------------------------------------------------
              Level 1               BBB+ or Baa1 or higher                                      0.375%
-------------------------------------------------------------------------------------------------------------------------
              Level 2               BBB or Baa2  or higher                                      0.450%
-------------------------------------------------------------------------------------------------------------------------
              Level 3               BBB- and Baa3 or higher                                     0.525%
-------------------------------------------------------------------------------------------------------------------------
              Level 4               BBB- or higher and Ba1,                                     0.600%
                                    or Baa3 or higher and BB+
-------------------------------------------------------------------------------------------------------------------------
              Level 5               BB+ and Ba1 or higher                                       0.750%
-------------------------------------------------------------------------------------------------------------------------
              Level 6               BB or Ba2 or higher                                         1.000%
-------------------------------------------------------------------------------------------------------------------------
              Level 7               Lower than BB or Ba2                                        1.250%
-------------------------------------------------------------------------------------------------------------------------

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provided that (i) until the date which is 6 months after the Effective Date,
Level 4 pricing shall apply if the Debt Rating otherwise qualifies as Level 1, 2 or 3 and (ii) for the period of time following the occurrence and during the continuance of an Event of Default, each of the foregoing percentages (after giving effect to any other increase then in effect) will increase by an additional 2.00% per annum.

                  (c) With respect to (i) each of the Revolving Facilities and
         (ii) the Trade Credit Facility, the "facility fee" or "commitment fee", as applicable, (or other designation for the fee paid based on the unused portion of the revolving or letter of credit commitments thereunder) shall be amended to mean a percentage per annum determined by the Debt Rating in effect on such date as set forth below:

-------------------------------------------------------------------------------------------------------------------------
                 Rating                                                                       Applicable
                  Level                                Debt Rating                            Percentage
-------------------------------------------------------------------------------------------------------------------------
                 Level 1                  BBB+ or Baa1 or higher                                0.25%
-------------------------------------------------------------------------------------------------------------------------
                 Level 2                  BBB or Baa2  or higher                                0.30%
-------------------------------------------------------------------------------------------------------------------------
                 Level 3                  BBB- and Baa3 or higher                               0.35%
-------------------------------------------------------------------------------------------------------------------------
                 Level 4                  BBB- or higher and Ba1, or                            0.40%
                                          Baa3 or higher and BB+
-------------------------------------------------------------------------------------------------------------------------
                 Level 5                  BB+ and Ba1 or higher                                 0.50%
-------------------------------------------------------------------------------------------------------------------------
                 Level 6                  BB or Ba2 or higher                                   0.625%
-------------------------------------------------------------------------------------------------------------------------
                 Level 7                  Lower than BB or Ba2                                  0.75%
-------------------------------------------------------------------------------------------------------------------------

provided that until the date which is 6 months after the Effective Date, Level 4 pricing shall apply if the Debt Rating otherwise qualifies as Level 1, 2 or 3.

                  SECTION 2.5 Affirmative Covenants. Until the Debt Termination Date, each respective Loan Party agrees as follows:

                  (a) Compliance with Laws, Etc. It will comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and Environmental Laws, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

                  (b) Payment of Taxes, Etc. It will pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes (excluding state and local taxes that are not material), assessments and governmental charges or levies imposed upon it or upon its property and (ii) all taxes and other lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither Group nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP, unless and until any Liens resulting therefrom attach to its property and become enforceable against its other creditors so long as any such amount shall not exceed $10,000,000 in the aggregate.

                  (c) Compliance with Environmental Laws. It will comply, and cause each of its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of its Subsidiaries to obtain and renew all material Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with and to the extent required by all applicable Environmental Laws; provided, however, that neither Group nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

                  (d) Maintenance of Insurance. It will maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (I) in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning properties in the same general areas in which Group or such Subsidiary operates and (ii) as otherwise specified in Section 11 of the Security Agreement and in Section 1.05 of each Mortgage.

                  (e) Preservation of Corporate Existence, Etc. It will preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises (except for the failure to pay any franchise tax, which failure is promptly cured); provided, however, that Group and its Subsidiaries may consummate any merger or consolidation permitted under Section 2.6(c); and provided further that neither Group nor any of its Subsidiaries shall be required to preserve any right, permit, license, approval, privilege or franchise if the Board of Directors of Group or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Group or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Group, such Subsidiary or the Lender Parties.

                  (f) Visitation Rights. It will at any reasonable time and from time to time, permit any of the Agents or any of the Lender Parties, or any agents or representatives thereof, upon reasonable notice to Group, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, Group and any of its Subsidiaries, and to discuss the affairs, finances and accounts of Group and any of its Subsidiaries with any of their officers or directors and, in the presence of any officer or director of Group, with their independent certified public accountants.

                  (g) Keeping of Books. It will keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of Group and each such Subsidiary in accordance with GAAP.

                  (h) Maintenance of Properties, Etc. It will maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                  (i) Compliance with Terms of Leaseholds. It will (i) make all payments and otherwise perform all obligations in respect of all leases of real property to which Group or any of its Subsidiaries is a party,
         (ii) keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, (iii) notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Debt Coordinators in all respects to cure any such default, and (iv) cause each of its Subsidiaries to do so, except, in any of the foregoing clauses (i) through (iv), where the failure to do so, either individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

                  (j) Transactions with Affiliates. It will conduct, and cause each of its Subsidiaries to conduct, other than with respect to transactions among Group and/or any Subsidiaries, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are no less favorable to it or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate, provided, however, that the foregoing restriction shall not apply to transactions pursuant to any agreement referred to in Section 2.6(a)(iv), and provided further that no Loan Party shall engage in any transaction with any other Loan Party or any Subsidiary of a Loan Party that would render such Loan Party or Subsidiary insolvent or cause a default under, or a breach of, any material contract to which such Loan Party or Subsidiary is a party.

                  (k) Covenant to Guarantee Obligations and Give Security. Upon the (v) formation or acquisition of any Domestic Subsidiaries by Group or any of its Domestic Subsidiaries after the Effective Date, (w) formation or acquisition of any Included Foreign Subsidiary by Group or any of its Subsidiaries after the Effective Date, (x) receipt of notice by the Administrative Agent pursuant to Section 2.8(i) to the effect that a Foreign Subsidiary has, during the period described in such notice, become an Included Foreign Subsidiary, (y) acquisition after the Effective Date of any property by any Credit Party (other than Excluded Property), and such property, in the judgment of the Debt Coordinators, shall not already be subject to a perfected first priority security interest in favor of the Collateral Trustee for the benefit of the Secured Parties or (z), with respect to clause (vii) below, upon the request of the Debt Coordinators after the occurrence and during the continuance of a Default, then Group will, or will cause its Subsidiaries to, in each case at such Credit Party's expense:

                           (i) in connection with the formation or acquisition
                  of a Subsidiary, or a Foreign Subsidiary becoming an Included Foreign Subsidiary, in each case as specified above, within 30 days after such formation or acquisition, or in the case of clause (x) above, within 30 days after the delivery of such notice, cause each such (A) Domestic Subsidiary to duly execute and deliver to the Collateral Trustee a Domestic Subsidiary Guaranty Supplement and (B) Included Foreign Subsidiary to duly execute and deliver to the Collateral Trustee a guaranty or guaranty supplement, in form and substance reasonably satisfactory to the Debt Coordinators, guaranteeing such of the other Foreign Subsidiaries' Obligations under those Loan Documents and Covered Facilities the result of which, in each case under this clause (B), is reasonably determined by the Debt Coordinators to not impose any material adverse tax consequences on Group and its Subsidiaries, taken as a whole; provided that the Debt Coordinators may extend the 30 day time periods specified in this subsection (i) by up to an additional 45 days if requested by Group,

                           (ii) within 30 days after such formation or
                  acquisition, or in the case of clause (x) above, within 30 days after the delivery of such notice, furnish to the Collateral Trustee a description of the real and personal properties of such Domestic Subsidiary or Included Foreign Subsidiary and their respective Subsidiaries in Included Foreign Jurisdictions in detail reasonably satisfactory to the Debt Coordinators,

                           (iii) within 60 days after such formation or
                  acquisition, or in the case of clause (x) above, within 60 days after the delivery of such notice, cause such Domestic Subsidiary or Included Foreign Subsidiary to duly execute and deliver, (A) and cause each such Domestic Subsidiary and (with respect to stock pledges) each direct and indirect parent of such Domestic Subsidiary and each Included Foreign Subsidiary (if it has not already done so) to duly execute and deliver, to the Collateral Trustee mortgages with respect to Material Real Property, lease assignments or mortgages with respect to Material Leased Property, pledges, security agreement supplements, intellectual property security agreement supplements and other security agreements, all as specified by and in form and substance reasonably satisfactory to the Debt Coordinators, securing payment of all the Obligations of the applicable Credit Party under the Loan Documents and the Covered Facilities (provided that none of such agreements shall cover Excluded Property) and (B) with respect to each first-tier Foreign Subsidiary of Group or such Domestic Subsidiary, to the Collateral Trustee a pledge of 66% of the shares of capital stock (or other Equity Interests) of such first-tier Foreign Subsidiary, securing payment of all the Obligations of Group or the applicable Domestic Subsidiary under the Loan Documents and the Covered Facilities; provided that the Debt Coordinators may extend the 60 day time periods specified in this subsection (iii) by up to an additional 45 days if requested by Group,

                           (iv) within 60 days after such formation or
                  acquisition, or in the case of clause (x) above, within 60 days after the delivery of such notice, take, and cause such Credit Party to take, whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the reasonable judgment of the Debt Coordinators to vest in the Collateral Trustee (or in any representative of the Collateral Trustee designated by it) valid and subsisting Liens on the properties purported to be subject to the mortgages, pledges, assignments, security agreement supplements, intellectual property security agreement supplements and security agreements delivered pursuant to this Section 2.5(k), enforceable against all third parties in accordance with their terms; provided that the Debt Coordinators may extend the 60 day time periods specified in this subsection (iv) by up to an additional 45 days if requested by Group,

                           (v) within 60 days after such formation or
                  acquisition, or in the case of clause (x) above, within 60 days after the delivery of such notice, deliver to the Collateral Trustee, upon the request of the Debt Coordinators in their sole discretion, a signed copy of a favorable opinion, addressed to the Collateral Trustee and the other Secured Parties, of counsel for the Credit Parties acceptable to the Debt Coordinators as to the matters contained in clauses (i) and (iii) above, as to such guaranties, guaranty supplements, mortgages, pledges, assignments, security agreement supplements, intellectual property security agreement supplements and security agreements being legal, valid and binding obligations of each Credit Party thereto enforceable in accordance with their terms, as to the matters contained in clause (iv) above, as to such recordings, filings, notices, endorsements and other actions being sufficient to create valid perfected Liens on such properties, and as to such other matters as the Debt Coordinators may reasonably request; provided that the Debt Coordinators may extend the 60 day time periods specified in this subsection
                  (v) by up to an additional 45 days if requested by Group,

                           (vi) within 60 days after such formation or
                  acquisition, or in the case of clause (x) above, within 60 days after the delivery of such notice, deliver, upon the reasonable request of the Debt Coordinators, to the Collateral Trustee with respect to each parcel of Material Real Property owned, or Material Leased Property held, by the entity that is the subject of such request, formation or acquisition, such documents and reports of the type specified in Section 6.1(a)(v) hereof and (if available) engineering, soils, environmental assessment and other reports, each in scope, form and substance reasonably satisfactory to the Debt Coordinators, provided however that to the extent that Group or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such Material Real Property or Material Leased Property, such items shall, promptly after the receipt thereof, be delivered to the Debt Coordinators; provided further that the Debt Coordinators may extend the 60 day time periods specified in this subsection (vi) by up to an additional 45 days if requested by Group,

                           (vii) upon request of the Debt Coordinators after the
                  occurrence and during the continuance of a Default, (A) promptly cause to be deposited any and all cash dividends paid or payable to it or any of its Subsidiaries from any of its Subsidiaries from time to time into the Collateral Account, and (B) with respect to all other dividends paid or payable to it or any of its Subsidiaries from time to time, promptly execute and deliver, or cause such Subsidiary to promptly execute and deliver, as the case may be, any and all further instruments and take or cause such Subsidiary to take, as the case may be, all such other action as the Debt Coordinators may deem necessary or desirable in order to obtain and maintain from and after the time such dividend is paid or payable a perfected, first priority Lien on and security interest in such dividends, and

                           (viii) at any time and from time to time, promptly
                  execute and deliver any and all further instruments and documents (including, to the extent not previously delivered, a supplement to this Agreement, in form and substance reasonably acceptable to the Debt Coordinators) and take all such other action as the Debt Coordinators may deem reasonably necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such guaranties, mortgages, pledges, assignments, security agreement supplements, intellectual property security agreement supplements and security agreements.

                  (l) Further Assurances. Group will promptly upon request by any Lender Party through the Debt Coordinators (i) correct, and cause each of its Subsidiaries promptly to correct, any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as any Lender Party through the Debt Coordinators, may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents, (B) to the fullest extent permitted by applicable law, subject any Credit Party's properties, assets, rights or interests (other than Excluded Property) to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Credit Party is or is to be a party, and cause each of its Subsidiaries which is a Credit

         Party to do so.

                  (m) Preparation of Environmental Reports. At the request of the Debt Coordinators from time to time after receipt of a notice of the type specified in Section 2.8(j), Group will provide to the Lender Parties within 60 days after such request, at its own expense, an environmental assessment report for the applicable property described in such notice, prepared by an environmental consulting firm reasonably acceptable to the Debt Coordinators, indicating the presence of Hazardous Materials that could reasonably be expected to give rise to a material liability and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials that could reasonably be expected to give rise to a material liability on such properties; without limiting the generality of the foregoing, if the Debt Coordinators determine at any time that a material risk exists that any such report will not be provided within the time referred to above, the Debt Coordinators may retain an environmental consulting firm to prepare such report at the expense of Group, and Group hereby grants and agrees to cause any Subsidiary that owns any property described in such request to grant at the time of such request to the Debt Coordinators, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment, and to, or to cause its Subsidiaries to, cooperate in all reasonable respects with the preparation of such assessment.

                  SECTION 2.6 Negative Covenants. Until the Debt Termination Date, each respective Loan Party agrees as follows:

                  (a) Liens, Etc. Group will not create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names any Loan Party or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, except:

                           (i)      Liens created under the Loan Documents;

                           (ii)     Permitted Liens;

                           (iii) Liens existing on the date hereof and described
                  on Schedule 4.1(t) hereto, and the replacement or renewal of any such Lien upon or in the same property theretofore subject to such Lien, together with the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby;

                           (iv) Liens on receivables of any kind (and in
                  property securing or otherwise supporting such receivables) not in excess of $10,000,000 in the aggregate in connection with agreements for limited recourse sales or financings by Group or any of its Subsidiaries for cash of such receivables or interests therein, provided that (A) any such agreement is of a type and on terms customary for comparable transactions in the good faith judgment of the Board of Directors of Group and (B) such transaction does not create any interest in any asset other than receivables (and property securing or otherwise supporting such receivables), related general intangibles and proceeds of the foregoing,

                           (v) purchase money Liens upon or in real property or
                  equipment acquired or held by Group or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition of any such property or equipment to be subject to such Liens or incurred in connection with a Specified Sale-Leaseback Transaction, or Liens existing on any such property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any property other than the property or equipment being acquired and the proceeds thereof, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that the aggregate principal amount of the Debt secured by Liens permitted by this clause (v) shall not exceed the amount permitted under
                  Section 2.6(b)(iii) at any time outstanding;

                           (vi)     Liens securing Capitalized Leases;

                           (vii) any interest or title of a lessor, and Liens
                  arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to leases permitted by the Loan Documents;

                           (viii)   Liens securing the Securitization Facility;

                           (ix)     L/C Related Liens; and

                           (x) other Liens securing obligations in an amount not to exceed $10,000,000 in an aggregate amount outstanding at any time.

                  (b) Debt. Group will not create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt, except:

                           (i) Debt under the Covered Facilities; provided that
                  all New Facilities will be subject to the approval procedures specified in Section 2.4 of the Intercreditor Agreement,

                           (ii) Designated Capital Markets Transactions,

                           (iii) Debt secured by Liens permitted by Section
                  2.6(a)(v) not to exceed in the aggregate $5,000,000 at any time outstanding,

                           (iv) Capitalized Leases not to exceed in the
                  aggregate $15,000,000 at any time outstanding,

                           (v) Debt in respect of Hedge Agreements designed to
                  hedge against fluctuations in interest rates or foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practice,

                           (vi) Debt owing by any U.S. Credit Party to (or
                  Contingent Obligations made in respect of the obligations of any U.S. Credit Party by) any other U.S. Credit Party, (x) which Debt shall constitute Pledged Debt and (y) any promissory notes evidencing such Pledged Debt shall be pledged as security for the Obligations of the holder thereof under the Loan Documents to which such holder is a party and delivered to the Collateral Trustee pursuant to the terms of the Security Agreement,

                           (vii) Debt owing by any Foreign Subsidiary to (or
                  Contingent Obligations made in respect of the obligations of any Foreign Subsidiary by) any U.S. Credit Party, not to exceed in the aggregate $10,000,000 at any time outstanding under this clause (vii), which Debt, in the case of any Foreign Credit Party, (x) shall constitute Pledged Debt and
                  (y) any promissory notes relating to such Debt (which shall be prepared in certificated form if determined in the reasonable judgment of the Debt Coordinators to be necessary or advisable under applicable law to vest in the Collateral Trustee a valid and subsisting Lien on such Debt) shall be pledged as security for the Obligations of the holder thereof under the Loan Documents to which such holder is a party and delivered to the Collateral Trustee pursuant to the terms of the Collateral Documents;

                           (viii) Debt owing by any U.S. Credit Party or any
                  Foreign Subsidiary to (or Contingent Obligations made in respect of the obligations of any U.S. Credit Party or any Foreign Subsidiary by) any Excluded Foreign Subsidiary;

                           (ix) Debt owing by any Foreign Credit Party to (or
                  Contingent Obligations made in respect of the obligations of any Foreign Credit Party by) another Foreign Credit Party, provided that (A) no such Debt can be incurred after the occurrence and during the continuance of a Default, (B) such Debt is otherwise in compliance with Schedule III hereto, (C) such Debt shall constitute Pledged Debt and (D) any promissory notes relating to such Debt (which shall be prepared in certificated form if determined in the reasonable judgment of the Debt Coordinators to be necessary or advisable under applicable law to vest in the Collateral Trustee a valid and subsisting Lien on such
                  Debt) shall be pledged as security for the Obligations of the holder thereof under the Loan Documents to which such holder is a party and delivered to the Collateral Trustee pursuant to the terms of the Collateral Documents;

                           (x) Debt owing by any Excluded Foreign Subsidiary to
                  (or Contingent Obligations made in respect of the obligations of any Excluded Foreign Subsidiary by) any Foreign Credit Party, not to exceed in the aggregate $10,000,000 at any time outstanding under this clause (x) and (A) which Debt shall constitute Pledged Debt and (B) any promissory notes relating to such Debt (which shall be prepared in certificated form if determined in the reasonable judgment of the Debt Coordinators to be necessary or advisable under applicable law to vest in the Collateral Trustee a valid and subsisting Lien on such
                  Debt) shall be pledged as security for the Obligations of the holder thereof under the Loan Documents to which such holder is a party and delivered to the Collateral Trustee pursuant to the terms of the Collateral Documents;

                           (xi) Debt consisting of Contingent Obligations
                  pursuant to which a U.S. Credit Party guarantees operating lease obligations of Foreign Subsidiaries, not to exceed in the aggregate $5,000,000 during any Fiscal Year;

                           (xii) Debt of any Person that becomes a Subsidiary of
                  Group after the date hereof in accordance with the terms of
                  Section 2.6(e)(x) which Debt is existing at the time such Person becomes a Subsidiary of Group (other than Debt incurred solely in contemplation of such Person becoming a Subsidiary of Group); provided that after giving effect to such Debt, the Leverage Ratio, calculated on a pro-forma basis (and using for this purpose "Total Bank Outstandings" rather than "Indebtedness for Borrowed Money" in such calculation) as if such Debt had been incurred immediately prior to the beginning of the most recent period of four consecutive Fiscal Quarters for which financial statements have been delivered hereunder, will not have increased;

                           (xiii) Debt in respect of the Securitization
                  Facility;

                           (xiv) Debt existing on the date hereof and described
                  on Schedule 2.6(b), and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, such Debt (which, in the case of Debt consisting of guarantees of operating lease obligations, shall include guarantees of any replacement leases, provided that the Contingent Obligation under such guarantees may not increase as a result thereof), provided that the (A) terms of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are otherwise permitted by the Loan Documents, (B) principal amount of such Debt shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed as a result of or in connection with such extension, refunding or refinancing and (C) terms relating to principal amount, amortization, maturity, collateral (if any), subordination (if any), and other material terms taken as a whole, of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lender Parties than the terms of any agreement or instrument governing the Debt being extended, refunded or refinanced and the interest rate applicable to any such extending, refunding or refinancing Debt does not exceed the then applicable market interest rate; and

                           (xv)     Specified Debt.

                  (c) Mergers, Etc. Group will not merge into or consolidate with any Person or permit any Person to merge into it, or permit any of its Subsidiaries to do so, except that:

                           (i) any Subsidiary of Group may merge into or
                  consolidate with Group or any Domestic Subsidiary, provided that, in the case of any such merger or consolidation, the Person formed by such merger or consolidation shall be a U.S. Credit Party;

                           (ii) any Excluded Foreign Subsidiary may merge into
                  or consolidate with any Foreign Subsidiary, provided that, in the case of any such merger or consolidation, the Person formed by such merger or consolidation shall be a Wholly-Owned Subsidiary of Group;

                           (iii) any Foreign Credit Party may merge into or
                  consolidate with any other Foreign Credit Party, provided that
                  (A) the Person formed by such merger or consolidation shall be a Foreign Credit Party and (B) such merger or consolidation is otherwise in compliance with Schedule III hereto;

                           (iv) in connection with any acquisition permitted
                  under Section 2.6(e), any (A) Subsidiary of Group may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it if the Person surviving such merger shall be a U.S. Credit Party, (B) Excluded Foreign Subsidiary may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it if the Person surviving such merger shall be a Wholly-Owned Subsidiary of Group and (C) Foreign Credit Party may merge into or consolidate with other Person or permit any other Person to merge into or consolidate with it if (1) the Person surviving such merger shall be a Foreign Credit Party and (2) such merger or consolidation is otherwise in compliance with Schedule III hereto; and

                           (v) in connection with any sale or other disposition
                  permitted under Section 2.6(d) (other than clause (ii) thereof), any Subsidiary of Group may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it;

provided, however, that in each case under this clause (c), both before and immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default.

                  (d) Sales, Etc., of Assets. Group will not sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

                           (i) sales of Inventory in the ordinary course of its
                  business;

                           (ii) in a transaction permitted by Section 2.6(c)
                  (other than clause (v) thereof);

                           (iii) sales of assets set forth on Schedule
                  2.6(d)(iii) so long as (A) the purchase price paid to Group or any of its Subsidiaries for such asset shall be no less than the fair market value of such asset at the time of such sale and (B) no less than 85% of the purchase price for such asset shall be paid to Group or such Subsidiary in cash, and the Collateral Trustee (on behalf of the Secured Parties) shall receive a first priority perfected security interest in all consideration which is not in the form of cash (unless such consideration is not owned by a Credit Party);

                           (iv) the sale of any asset or assets by Group or any
                  of its Subsidiaries so long as (A) the purchase price paid to Group or such Subsidiary for such asset shall be no less than the fair market value of such asset at the time of such sale,
                  (B) no less than 85% of the purchase price for such asset shall be paid to Group or such Subsidiary in cash, and the Collateral Trustee (on behalf of the Secured Parties) shall receive a first priority perfected security interest in all consideration which is not in the form of cash (unless such consideration is not owned by a Credit Party), (C) after giving effect to any such sale, the Leverage Ratio, calculated on a pro-forma basis (and using for this purpose "Total Bank Outstandings" rather than "Indebtedness for Borrowed Money" in such calculation) as if such sale had occurred immediately prior to the first day of the most recent period of four consecutive Fiscal Quarters for which financial statements have been delivered to the Lender Parties pursuant to Section
                  2.8 or 4.1, will not have increased, (D) after giving effect to such sale and any associated repayment of debt, Group shall be in pro forma compliance with the covenants contained in Section 2.7(a) and (b), calculated based on the financial statements most recently delivered to the Lender Parties pursuant to Section 2.8 or 4.1 and as though such sale had occurred at the beginning of the four-quarter period covered thereby, (E) such sale does not require consent under applicable corporate law, (F) the Net Cash Proceeds thereof are applied to the prepayment of the Covered Facilities in accordance with Section 2.9, (G) neither the seller of such assets nor any of its Affiliates shall have any subsequent payment obligations in respect of such sale, other than customary and standard indemnity obligations and (H) the aggregate purchase price paid to Group and all of its Subsidiaries for all assets sold pursuant to this clause (iv) shall not exceed $25,000,000 in the aggregate;

                           (v) so long as no Default shall occur and be
                  continuing, the grant of any option or other right to purchase any asset in a transaction that would be permitted under the provisions of this Section 2.6(d);

                           (vi) transfers of assets from (A) any Foreign
                  Subsidiary or any U.S. Credit Party to any U.S. Credit Party,
                  (B) any Excluded Foreign Subsidiary to any Foreign Subsidiary,
                  (C) any U.S. Credit Party to any Foreign Subsidiary, provided that the aggregate fair market value of assets sold, leased, transferred or otherwise disposed of to Foreign Subsidiaries by U.S. Credit Parties shall not exceed $25,000,000 in the aggregate, and provided further that no Excluded Intellectual Property may at any time be transferred to a Foreign Subsidiary, (D) any Foreign Credit Party to any Excluded Foreign Subsidiary, provided that the aggregate fair market value of assets sold, leased, transferred or otherwise disposed of to Excluded Foreign Subsidiaries by Foreign Credit Parties shall not exceed $5,000,000 in the aggregate and (E) any Foreign Credit Party to another Foreign Credit Party, provided that such sale is otherwise in compliance with
                  Schedule III hereto;

                           (vii) the sale or discount of accounts (A) in an
                  aggregate amount not exceeding $10,000,000 in face amount per Fiscal Year or (B) that are past due by more than 90 days, provided that the sale or discount of such accounts is in the ordinary course of Group's business and consistent with prudent business practices;

                           (viii) the licensing of trademarks and trade names by
                  Group or any of its Subsidiaries in the ordinary course of its business, provided that such licensing takes place on an arm's-length basis in the ordinary course of business consistent with prior practice;

                           (ix) the rental by Group and its Subsidiaries, as
                  lessors or sub-lessors, in the ordinary course of their respective businesses, on an arm's-length basis, of real property and personal property, in each case under leases (other than Capitalized Leases);

                           (x) the sale or disposition of machinery and
                  equipment no longer used or useful in the business of the Warnaco Entities;

                           (xi) sales of accounts receivable and related
                  property under the Securitization Facility; and

                           (xii) sales of equipment in connection with a
                  Specified Sale-Leaseback Transaction in an aggregate amount not exceeding $40,000,000 in each Fiscal Year;

provided that in the case of sales of assets pursuant to clause (iii), (iv),
(vii), (viii), (ix) and (x) above, Group shall, on the date of receipt by it or any of its Subsidiaries of the Net Cash Proceeds from such sale, pay such Net Cash Proceeds to the Administrative Agent pursuant to Section 2.9 hereof for allocation as specified in Section 2.1 of the Intercreditor Agreement.

                  (e) Investments in Other Persons. Group will not make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person, except:

                           (i) Investments by (A) Group and its Subsidiaries in
                  their Subsidiaries outstanding on the date hereof and additional investments by (A) Group or any of its Subsidiaries in U.S. Credit Parties, (B) Excluded Foreign Subsidiaries in any Subsidiaries of Group, (C) U.S. Credit Parties in Foreign Subsidiaries in an aggregate amount invested from the date hereof under this clause (C) not to exceed $5,000,000, (D) Foreign Credit Parties in Excluded Foreign Subsidiaries in an aggregate amount invested from the date hereof under this clause (D) not to exceed $5,000,000, (E) U.S. Credit Parties in Foreign Subsidiaries, such Investments to be used solely to permit such Foreign Subsidiaries to comply with statutory capital requirements under applicable local law, in an aggregate amount invested from the date hereof under this clause (E) not to exceed $15,000,000; provided further that no more than an aggregate of $5,000,000 invested from the date hereof under this clause (E) may be invested in Excluded Foreign Subsidiaries and (F) Foreign Credit Parties in other Foreign Credit Parties, provided that such investment is otherwise in compliance with Schedule III hereto;

                           (ii) Investments by Group and its Subsidiaries in
                  Cash Equivalents;

                           (iii) Investments existing on the date hereof and
                  described on Schedule 4.1(w) hereto;

                           (iv) Investments in joint ventures in an aggregate
                  amount not to exceed $5,000,000;

                           (v) Investments consisting of Equity Interests,
                  obligations, securities or
                  other property received in a bankruptcy proceeding or in settlement of claims arising in the ordinary course of business;

                           (vi) (A) advances or loans to directors or employees
                  of Group that do not exceed $1,000,000 in the aggregate at any one time outstanding and (B) advances for employee travel, relocation and other similar and customary expenses incurred in the ordinary course of business;

                           (vii) notes received pursuant to an asset sale
                  permitted by Section 2.6(d)(iv);

                           (viii) Investments consisting of intercompany Debt
                  and Contingent Obligations permitted under Sections 2.6(b)(vi), (vii), (viii), (ix), (x) and (xi);

                           (ix) Investments by Group to the extent the
                  consideration paid by Group consists of Group common stock;
                  and

                           (x) other Investments in an aggregate amount invested
                  not to exceed $5,000,000 for the period from the Effective Date through December 31, 2001, and $10,000,000 for the period from the Effective Date through the Debt Termination Date; provided that with respect to Investments made under this clause (x): (A) any newly acquired or organized Subsidiary of Group shall be a Wholly-Owned Subsidiary of Warnaco, (B) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom, (C) the business conducted by any company or business acquired or invested in pursuant to this clause (ix) shall be a line of business permitted under Section 2.6(o),
                  (D) immediately after giving effect to the acquisition of a company or business pursuant to this clause (x), Group shall be in pro forma compliance with the covenants contained in
                  Section 2.7, calculated based on the financial statements most recently delivered to the Lender Parties pursuant to Section
                  2.8 or 4.1 and as though such acquisition had occurred at the beginning of the four-quarter period covered thereby, as evidenced by a certificate of a Responsible Financial Officer of Group delivered to the Lender Parties demonstrating such compliance and (E) additional Investments consisting of contractual "earn-outs" or purchase price or similar adjustments specified on Schedule 2.6(e) and made after the Effective Date shall be permitted without giving effect to the $5,000,000 and $10,000,000 amount limits specified above.

                  (f) Restricted Payments. Group will not declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such or issue or sell any Equity Interests (other than

         Designated Capital Market Transactions, and, except with respect to issuances or sales of Equity Interests to satisfy obligations under the Equity Derivatives, common stock) or accept any capital contributions, or permit any of its Subsidiaries to do any of the foregoing, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in Group or to issue or sell any Equity Interests therein, except that, so long as no Default shall have occurred and be continuing at the time of any action described in clause (i) or (ii) below or would result therefrom:

                           (i) Group may (A) declare and pay dividends and
                  distributions payable only in common stock of Group, (B) except to the extent the Net Cash Proceeds thereof are required to be paid to the Administrative Agent pursuant to
                  Section 2.9, purchase, redeem, retire, defease or otherwise acquire shares of its capital stock with the proceeds received contemporaneously from the issue of new shares of its capital stock with equal or inferior voting powers, designations, preferences and rights and (C) declare and pay cash dividends to its stockholders on or about October 5, 2000 in an amount equal to or less than $5,000,000;

                           (ii) (A) any Subsidiary of Group may declare and pay
                  dividends to any U.S. Credit Party, (B) any Excluded Foreign Subsidiary may declare and pay dividends to any Foreign Subsidiary, (C) any Foreign Credit Party may declare and pay dividends to another Foreign Credit Party, provided that it is reasonably determined by the Debt Coordinators that the rights and remedies of the Administrative Agent, the Debt Coordinators and the Collateral Trustee under the applicable Collateral Documents shall not be materially adversely affected thereby and (D) Group may declare and pay dividends pursuant to an equity Designated Capital Markets Transaction;

                           (iii) Group may satisfy its obligations under the
                  Equity Derivatives in accordance with the terms thereof, other than through the issuance or sale of Equity Interests; and

                           (iv) the Trust Stock may be converted into common
                  stock of Designer Holdings Ltd. in accordance with the TOPRs Documents.

                  (g) Amendments of Constitutive Documents. Group will not amend, or permit any of its Subsidiaries to amend, its certificate of incorporation or bylaws or other constitutive documents in any manner that could adversely affect the rights of the Administrative Agent, the Debt Coordinators, the Collateral Trustee or any Lender Party under the Loan Documents or any Covered Facility.

                  (h) Accounting Changes. Group will not make or permit, or permit any of its Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as required or permitted by GAAP or the Financial Accounting Standards Board, or (ii) Fiscal Year.

                  (i) Prepayments, Etc., of Debt. Group will not prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, except the prepayment of the Covered Facilities in accordance with the terms of this Agreement and Debt permitted under Section 2.6(b)(vi), (vii), (viii), (ix), (x) and (xi).

                  (j) Negative Pledge. Group will not enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets except (i) in favor of the Secured Parties, (ii) as provided in any other agreement as existing on the Effective Date, (iii) any Capitalized Lease permitted by Section 2.6(b)(iv) solely to the extent that such Capitalized Lease prohibits a Lien on the property subject thereto,
         (iv) as to any asset that is subject to a contract of sale permitted by
         Section 2.6(d), (v) restrictions under the Securitization Facility,
         (vi) restrictions consisting of customary non-assignment provisions that are entered into in the ordinary course of business consistent with prior practice to the extent that such provisions restrict the transfer or assignment of such contract, and (vii) restrictions under any purchase money financing permitted by Section 2.6(b)(iii) solely to the extent that such purchase money financing prohibits a Lien on the property subject thereto.

                  (k) Partnerships, Etc. Group will not become a general partner in any general or limited partnership or permit any of its Subsidiaries to do so.

                  (l) Speculative Transactions. Group will not engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options, futures contracts, speculative Hedge Agreements or any similar speculative transactions.

                  (m) Capital Expenditures. Group will not make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by Group and its Subsidiaries in any period set forth below to exceed the amount set forth below for such period:


                   --------------------------------------
                     Year Ending In          Amount
                   --------------------------------------
                          2000             $80,000,000
                   --------------------------------------
                          2001             $70,000,000
                   --------------------------------------
                          2002             $70,000,000
                   --------------------------------------
                          2003             $70,000,000
                   --------------------------------------
                          2004             $70,000,000
                   --------------------------------------

provided however that if for any Fiscal Year set forth above, the amount specified above for such Fiscal Year exceeds the aggregate amount of Capital Expenditures made by Group and its Subsidiaries during such Fiscal Year (the amount of such excess being the "Excess Amount"), Group and its Subsidiaries shall be entitled to make additional Capital Expenditures in the immediately succeeding Fiscal Year in an amount equal to 50% of the Excess Amount.

                  (n) Payment Restrictions Affecting Subsidiaries. Group will not directly or indirectly, enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement or arrangement limiting the ability of any of its Subsidiaries to declare or pay dividends or other distributions in respect of its Equity Interests or repay or prepay any Debt owed to, make loans or advances to, or otherwise transfer assets to or invest in, Group or any of its Subsidiaries (whether through a covenant restricting dividends, loans, asset transfers or investments, a financial covenant or otherwise), except (i) the Loan Documents and the Covered Facilities,
         (ii) restrictions in existence on the Effective Date, (iii) contractual restrictions consisting of customary non-assignment provisions that are entered into in the ordinary course of business consistent with prior practice to the extent that such provisions restrict the transfer of such contract, (iv) any Capitalized Lease permitted by Section 2.6(b)(iv) solely to the extent that the transfer of the property that is subject to such Capitalized Lease is prohibited, (v) restrictions under any purchase money financing permitted by Section 2.6(b)(iii) solely to the extent that the transfer of the property that is subject to such financing is prohibited, (vi) restrictions on the transfer of any asset that is subject to a contract of sale permitted by Section 2.6(d) and (vii) restrictions on transfer and dividends in the Securitization Facility.

                  (o) Change in Nature of Business. Group will not make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the Effective Date.

                  SECTION 2.7 Financial Covenants. Until the Debt Termination Date, Group will, on a Consolidated basis:

                  (a) Leverage Ratio. Maintain at the end of each Fiscal Quarter, as tested on the date that Group's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, is required to be delivered to the SEC, a Leverage Ratio not more than the ratio set forth below for each period set forth below:


---------------------------------------------------
Quarter Ending                              Ratio
---------------------------------------------------
December 31, 2000                            5.30
---------------------------------------------------
March 31, 2001                               5.80
---------------------------------------------------
June 30, 2001                                5.35
---------------------------------------------------
September 30, 2001                           5.35
---------------------------------------------------
December 31, 2001                            4.25
---------------------------------------------------
March 31, 2002                               4.25
---------------------------------------------------
June 30, 2002                                4.25
---------------------------------------------------
September 30, 2002                           4.25
---------------------------------------------------
December 31, 2002                            3.50
---------------------------------------------------
March 31, 2003                               3.50
---------------------------------------------------
June 30, 2003                                3.50
---------------------------------------------------
September 30, 2003                           3.50
---------------------------------------------------
December 31, 2003                            3.00
---------------------------------------------------

---------------------------------------------------
March 31, 2004                               3.00
---------------------------------------------------
June 30, 2004                                3.00
---------------------------------------------------
September 30, 2004                           3.00
---------------------------------------------------
December 31, 2004                            3.00
---------------------------------------------------

                  (b) Fixed Charge Coverage Ratio. Maintain at the end of each Fiscal Quarter, as tested on the date that Group's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, is required to be delivered to the SEC, a Fixed Charge Coverage Ratio not less than the ratio set forth below for each period set forth below:


---------------------------------------------------
Quarter Ending                              Ratio
---------------------------------------------------
December 31, 2000                            1.05
---------------------------------------------------
March 31, 2001                               1.05
---------------------------------------------------
June 30, 2001                                1.05
---------------------------------------------------
September 30, 2001                           1.10
---------------------------------------------------
December 31, 2001                            1.10
---------------------------------------------------
March 31, 2002                               1.10
---------------------------------------------------
June 30, 2002                                1.10
---------------------------------------------------
September 30, 2002                           1.20
---------------------------------------------------
December 31, 2002                            1.20
---------------------------------------------------
March 31, 2003                               1.30
---------------------------------------------------
June 30, 2003                                1.30
---------------------------------------------------
September 30, 2003                           1.30
---------------------------------------------------
December 31, 2003                            1.30
---------------------------------------------------
March 31, 2004                               1.40
---------------------------------------------------
June 30, 2004                                1.40
---------------------------------------------------
September 30, 2004                           1.40
---------------------------------------------------
December 31, 2004                            1.40
---------------------------------------------------



                  (c) Net Worth. Maintain at the end of each Fiscal Quarter, as tested on the date that Group's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, is required to be delivered to the SEC, an excess of Consolidated total assets over Consolidated total liabilities, of not less than an amount equal to (i) $384,000,000 plus
         (ii) 50% of an amount (but not less than zero) equal to (a) the aggregate net income of Group computed on a Consolidated cumulative basis since the first day of the last Fiscal Quarter in 2000 less (b) the aggregate amount of cash dividends paid by Group computed on a cumulative basis since the Effective Date less (c) the aggregate amount paid by Group or any of its Subsidiaries in settlement of the Equity Derivatives in the third Fiscal Quarter of 2002 plus, without duplication, (d) any reduction in net income relating to the Equity Derivatives resulting from any change in GAAP enacted prior to the Effective Date.

                  (d) Limitation on Debt. Not permit the Total Bank Outstandings as of the last

         Business Day of each Fiscal Year set forth below to exceed the corresponding amount for such year as set forth below; and in each case Group will certify the foregoing within 10 Business Days after each such date to the Administrative Agent in a certificate with supporting calculations in reasonable detail by a Responsible Financial Officer of Group in each case prepared, to the best knowledge of such officer, in accordance with GAAP:


-------------------------------------------------------
Fiscal Year                              Amount
-------------------------------------------------------
2000                                     $2,035,000,000
-------------------------------------------------------
2001                                     $1,950,000,000
-------------------------------------------------------
2002                                     $1,900,000,000
-------------------------------------------------------
2003                                     $1,800,000,000
-------------------------------------------------------
2004                                     $1,700,000,000
-------------------------------------------------------

                  SECTION 2.8 Reporting Requirements. Until the Debt Termination Date, Group will furnish to the Administrative Agent and the Lender Parties:

                  (a) as soon as available and in any event within 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, Consolidated balance sheets of Group and its Subsidiaries as of the end of such Fiscal Quarter and Consolidated statements of income and Consolidated statements of cash flows of Group and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and also setting forth a variance analysis of monthly results during such Fiscal Quarter as compared to monthly budgeted amounts specified in the forecast for such Fiscal Quarter previously delivered pursuant to clause (h) below (or, with respect to such financial statements for the Fiscal Quarter ended December 30, 2000, compared to the monthly financial statements delivered to the Lender Parties pursuant to Section 6.1(a)(xiv)), duly certified (subject to year-end audit adjustments) by a Responsible Financial Officer of Group as having been prepared in accordance with GAAP and certifying compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with Section 2.7;

                  (b) as soon as available and in any event within 95 days after the end of each Fiscal Year of Group, a copy of the annual audit report for such year for Group and its Subsidiaries, containing Consolidated balance sheet of Group and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of income and cash flows of Group and its Subsidiaries for such Fiscal Year, in each case accompanied by an opinion of any Approved Accounting Firm or by other independent public accountants acceptable to the Debt Coordinators without any going concern or similar qualification, and a certificate of a Responsible Financial Officer of Group as to compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with Section 2.7;

                  (c) as soon as available and in any event within 30 days after the end of each month, Consolidated balance sheets of Group and its Subsidiaries as of the end of such month and Consolidated statements of income of Group and its Subsidiaries for the period commencing at the end of the previous month and ending with the end of such month, duly certified (subject to year-end audit adjustments) by a Responsible Financial Officer of Group as having been prepared in accordance with GAAP;

                  (d) as soon as possible and in any event within two Business Days after the occurrence of each Default continuing on the date of such statement, a statement of a Responsible Financial Officer of Group setting forth details of such Default and the action that the Loan Parties have taken and propose to take with respect thereto;

                  (e) promptly after the sending or filing thereof, copies of all reports that the Loan Parties send to any of their security holders generally, and copies of all reports and registration statements that Group or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange;

                  (f) promptly after the commencement thereof, notice of all actions and proceedings before any court, governmental agency or arbitrator affecting the Loan Parties or any of their Subsidiaries of the type described in Section 4.1(f);

                  (g) within one Business Day after receipt thereof by any Loan Party, copies of each notice from S&P or Moody's indicating any change in the Debt Rating;

                  (h) as soon as available and in any event no later than 45 days after the end of each Fiscal Year, (A) forecasts of balance sheets, income statements and cash flow statements on a monthly basis for the Fiscal Year then beginning and (B) an annual business plan for the next succeeding Fiscal Year and forecast on an annual basis for each Fiscal Year thereafter for the balance of the term of the Covered Facilities; in each case prepared by management of Group and satisfactory in form to the Debt Coordinators;

                  (i) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Responsible Financial Officer of Group specifying which Foreign Subsidiaries, if any, that were not previously Credit Parties prior to the most recently ended Fiscal Quarter, are to be classified, as of the end of such Fiscal Quarter, as Included Foreign Subsidiaries;

                  (j) promptly after the assertion or occurrence thereof, notice of any Environmental Action against or of any noncompliance by Group or any of its Subsidiaries with any Environmental Law or Environmental Permit that would reasonably be expected to (i) have a Material Adverse Effect or (ii) cause any Material Real Property or Material Leased Property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law;

                  (k) as soon as available and in any event within 50 days after the end of the third Fiscal Quarter of 2000, monthly forecasts for the fourth Fiscal Quarter of 2000 and an annual business plan for the next succeeding four Fiscal Years; in each case prepared by management of Group and satisfactory in form to the Debt Coordinators; and

                  (l) such other information respecting the Loan Parties or any of their Subsidiaries as any Loan Party through the Debt Coordinators may from time to time reasonably require.

                  SECTION 2.9 Mandatory Payments. (a) Group shall, on the date of receipt of the Net Cash Proceeds by any Loan Party or any of its Subsidiaries from (A) the sale, lease, transfer or other disposition of any assets of any Loan Party or any of its Subsidiaries (other than (1) any sale, lease, transfer or other disposition of assets pursuant to clause (i), (ii), (v), (vi), (xi) or
(xii) of Section 2.6(d) and (2) Net Cash Proceeds from the sale, lease, transfer or other disposition of assets under any other clause of Section 2.6(d) in an amount of up to $10,000,000 in the aggregate), (B) the incurrence or issuance by any Loan Party or any of its Subsidiaries of any Debt incurred or issued under or in connection with any New Facility (other than the New Trade Credit Facility) and any Designated Capital Markets Transaction, (C) the sale or issuance by any Loan Party or any of its Subsidiaries of any Equity Interests (including, without limitation, receipt of any capital contribution) and (D) any Extraordinary Receipt received by or paid to or for the account of any Loan Party or any of its Subsidiaries and not otherwise included in clause (A), (B) or (C) above, pay an amount equal to the amount of such Net Cash Proceeds to the Administrative Agent; provided that with respect to clause (C) above, during the period after all Obligations of the Loan Parties under the Bridge Facility shall have been repaid in full, Group shall be required to pay to the Administrative Agent 50% of the Net Cash Proceeds received by any Loan Party or any of its Subsidiaries from the sale or issuance by any Loan Party or any of its Subsidiaries of any Equity Interests (including, without limitation, receipt of any capital contribution).

                  (b) All such payments made to the Administrative Agent pursuant to this Section 2.9 shall be (i) applied by the Administrative Agent as specified in Section 2.1 of the Intercreditor Agreement and
         (ii) made together with accrued interest to the date of such payment on the principal amount prepaid.

                  (c) Notwithstanding anything to the contrary contained in paragraph (a) of this Section 2.9 or in Section 2.6(d), so long as no Default shall have occurred and be continuing, if, on any date on which a payment to the Administrative Agent would otherwise be required pursuant to this Section 2.9 or Section 2.6(d), the aggregate amount of Net Cash Proceeds or other amounts otherwise required by such Sections to be paid to the Administrative Agent on such date are less than or equal to $5,000,000, Group may defer such prepayment until the date on which the aggregate amount of Net Cash Proceeds or other amounts otherwise required by such Sections to be paid to the Administrative Agent exceeds $5,000,000, provided that during such deferral period such amounts, to the extent originally constituting Net Cash Proceeds, shall otherwise be deemed to retain their original character as Net Cash Proceeds for application as required by this Section 2.9. Upon the occurrence of a Default, Group shall immediately pay to the Administrative

         Agent the amount of all Net Cash Proceeds received by any Loan Party or any of its Subsidiaries and other amounts, as applicable, that are required to be paid to the Administrative Agent by this Section 2.9 (without giving effect to the first and second sentences of this paragraph (c)) but which have not previously been so paid.

                  SECTION 2.10 Release of Collateral. Upon the sale, transfer or other disposition of any item of Collateral (including 100% of the capital stock of a Subsidiary) of any Loan Party to any third party which is not an Affiliate in accordance with the terms of the Loan Documents, and the payment by Group of the Net Cash Proceeds thereof to the Administrative Agent in accordance with the provisions of Section 2.9 hereof (if applicable), the Collateral Trustee will, at Group's expense, execute and deliver to such Loan Party such documents as such Loan Party may reasonably request (without representation or warranty) to evidence the release of such (i) Subsidiary from the Loan Documents to which it is a party and (ii) item of Collateral from the assignment and security interest granted under the Collateral Documents in accordance with the terms of the Loan Documents.

                  SECTION 2.11 Increased Costs, Etc. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining eurodollar rate credit extensions under any Covered Facility or of agreeing to issue or of issuing or maintaining or participating in letters of credit or bankers' acceptances or other credit extensions (excluding, for purposes of this Section 2.11, any such increased costs resulting from (x) Taxes or Other Taxes (as to which Section 2.12 shall govern) and (y) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its applicable lending office or any political subdivision thereof), then Group shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Debt Coordinators), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost; provided, however, that before making any such demand, a Lender Party claiming additional amounts under this Section 2.11(a) agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different applicable lending office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to the amount of such increased cost, submitted to Group by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Lender Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital is increased by or based upon the existence of such Lender Party's commitment to lend or provide other credit extensions under the Covered Facilities (or similar contingent obligations), then, upon demand by such Lender Party or such corporation (with a copy of such demand to the Debt Coordinators), Group shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to provide credit extensions under the Covered Facilities. A certificate as to such amounts submitted to Group by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

                  (c) If, with respect to any eurodollar rate credit extensions under the Covered Facilities, the Required Lenders notify the Debt Coordinators that the eurodollar rate for any applicable interest period for any credit extensions under any Covered Facility will not adequately reflect the cost to such Lender Parties of making, funding or maintaining their eurodollar rate credit extensions for such interest period, the Debt Coordinators shall forthwith so notify Group and the Lender Parties, whereupon (i) each such eurodollar rate credit extension under the Covered Facilities will automatically, on the last day of the then existing interest period therefor, convert into a base rate credit extension and (ii) the obligation of the Lender Parties to make, or to convert credit extensions under the Covered Facilities into, eurodollar rate credits shall be suspended until the Debt Coordinators shall notify Group that the Required Lenders have determined that the circumstances causing such suspension no longer exist; provided, that any Covered Facility that does not by its terms provided for base rate loans shall be deemed in the circumstances described in this clause (c) to provided for interest at the "Base Rate" (as defined in the Bridge Facility).

                  (d) Notwithstanding any other provision of this Agreement, any other Loan Document or any Covered Facility, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender Party or its eurodollar rate lending office to perform its obligations under any Covered Facility to make eurodollar rate credit extensions or to continue to fund or maintain eurodollar rate credit extensions under the Covered Facilities, then, on notice thereof and demand therefor by such Lender Party to Group through the Debt Coordinators, (i) each eurodollar rate credit extension, and each commitment by such Lender Party to make eurodollar rate credit extensions, under the Covered Facilities will automatically, upon such demand, convert into a base rate credit extension or commitment and (ii) the obligation of the Lender Parties to make, or maintain or to convert credit extensions into, eurodollar rate credit extensions under the Covered Facilities shall be suspended until the Debt Coordinators shall notify Group that such Lender Party has determined that the circumstances causing such suspension no longer exist, provided, however, that, before making any such demand, such Lender Party agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different eurodollar lending office if the making of such a designation would allow such Lender Party or its eurodollar lending office to continue to perform its obligations to make eurodollar rate credit extensions or to continue to fund or maintain eurodollar rate credit extensions and would not, in the judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

                  SECTION 2.12 Taxes. (a) Any and all payments by the Loan Parties under the Loan Documents and under the Covered Facilities, and by any Lender Party to any other Lender Party under the Loan Documents, shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and each Agent, taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender Party or such Agent, as the case may be, is organized or any political subdivision thereof and, in the case of each Lender Party, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of such Lender Party's applicable lending office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments under the Loan Documents or under the Covered Facilities being hereinafter referred to as "Taxes"). If any Loan Party or Lender Party shall be required by law to deduct any Taxes from or in respect of any sum payable under any Loan Documents or under any Covered Facility to any Lender Party or any Agent, (i) the sum payable by such Loan Party or Lender Party shall be increased as may be necessary so that after the Loan Party or Lender Party, as applicable, and the Debt Coordinators have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender Party or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Loan Party or Lender Party making such payment shall make all such deductions and (iii) Group shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Loan Parties shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made by any Loan Party under the Loan Documents or under the Covered Facilities, or by any Lender Party under the Loan Documents, or from the execution, delivery or registration of, performance under, or otherwise with respect to, any of the Loan Documents or Covered Facilities (hereinafter referred to as "Other Taxes").

                  (c) The Loan Parties shall indemnify each Lender Party and each Agent for and hold them harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.12, imposed on or paid by such Lender Party or such Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or such Agent (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, Group shall furnish to the Administrative Agent, at its address referred to in Section 8.1 of the Intercreditor Agreement, the original or a certified copy of a receipt evidencing such payment. In the case of any payment made under the Loan Documents or under the Covered Facilities by or on behalf of the Loan Parties through an account or branch outside the United States or by or on behalf of the Loan Parties by a payor that is not a United States person, if Group determines that no Taxes are payable in respect thereof, Group shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Debt Coordinators stating that such payment is exempt from Taxes. For purposes of this
         Section 2.12, the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Code.

                  (e) Each Lender Party organized under the laws of a jurisdiction outside the United States, on or prior to the date that it becomes a party to this Agreement or any Covered Facility, and from time to time thereafter if requested in writing by Group or the agent under the applicable Covered Facility (but only so long as such Lender Party remains lawfully able to do so), shall provide Group and the agent under the applicable Covered Facility with two original Internal Revenue Service forms W-8 BEN or W-8 ECI, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to any Loan Document or Covered Facility. If any Lender Party which is not a "United States person" determines that it is unable to submit to Group or the agent under the applicable Covered Facility any form or certificate that such Lender Party is otherwise required to submit pursuant to this Section 2.12, or that is required to withdraw or cancel any such form or certificate, or that any such form or certificate previously submitted has otherwise become ineffective or inaccurate, such Lender Party shall promptly notify Group and the agent under the applicable Covered Facility of such fact. In addition, if a Lender Party provides a form W-8 (or any successor form) to the agent under the applicable Covered Facility and Group pursuant to this
         Section 2.12, such Lender Party shall also provide a certificate stating that it is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, and shall promptly notify the agent under the applicable Covered Facility and Group if such Lender Party determines that it is no longer able to provide such certification. If the form provided by a Lender Party at the time such Lender Party first becomes a party to any Loan Document or Covered Facility indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Joinder Agreement or relevant assignment and acceptance pursuant to which a Lender Party becomes a party to the Intercreditor Agreement or any Covered Facility, as applicable, the Lender Party or Lender Party assignor, as applicable, was entitled to

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         payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party or Lender Party assignee, as applicable, on such date. Upon the reasonable request of Group or the agent under the applicable Covered Facility, each Lender Party that has not provided the forms or other documents, as provided above, on the basis of being a United States person shall submit to Group and the agent under the applicable Covered Facility a certificate to the effect that it is such a "United States person" (as defined in Section 7701(a)(30) of the Internal Revenue Code).

                  (f) For any period with respect to which a Lender Party has failed to provide Group with the appropriate form described in Section 2.12(e) (other than if such failure is due to a change in law occurring subsequent to the date on which such Lender Party became a Lender Party, or if such form otherwise is not required under the first sentence of subsection (e) above because Group has not requested in writing such form subsequent to the date on which such Lender Party became a Lender Party), such Lender Party shall not be entitled to indemnification under Section 2.12(a) or (c) with respect to Taxes imposed by the United States; provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, Group shall take such steps as the Lender Party or Debt Coordinators shall reasonably request to assist the Lender Party to recover such Taxes.

                  (g) Any Lender Party claiming any additional amounts payable pursuant to this Section 2.12 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its eurodollar lending office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

                  (h) Within 60 days after the written request of Group or the Administrative Agent, each Lender Party shall execute and deliver to Group such certificates or forms as are reasonably requested by Group in such request, which can be furnished consistent with the facts and which are reasonably necessary to assist the Loan Parties in applying for refunds of Taxes paid by the Loan Parties hereunder or any Covered Facility or making payment of Taxes hereunder or any Covered Facility; provided, however, that no Lender Party or Agent shall be required to furnish to Group any financial or other information which it considers confidential. The cost of preparing any materials referred to in the previous sentence shall be borne by Group. If a Lender Party or Agent determines in good faith that it has received a refund of any Taxes or Other Taxes with respect to which the Loan Parties have made a payment of additional amounts, such Lender Party or Agent shall pay to Group an amount that such Lender Party or Agent determines in good faith to be equal to the net benefit, after tax, that was obtained by such Lender Party or Agent (as the case may be) as a consequence of such refund.

                                       30




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                  SECTION 2.13 Payments and Computations. (a) Each Lender Party
and each Loan Party, as applicable, shall make each payment hereunder and under each other Loan Document, not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent's Account in same day funds, with payments being received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day. The Administrative Agent will promptly thereafter cause like funds to be distributed in accordance with the terms of the Intercreditor Agreement.

                  (b) All computations of amounts due under the Loan Documents shall be made by the Debt Coordinators on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such amounts are payable. Each determination by the Debt Coordinators of an amount due under the Loan Documents shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Whenever any payment under any of the Loan Documents shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be.

                  SECTION 2.14 Certain Post-Closing Matters. (a) With respect to those Subsidiaries of Group incorporated or organized under the laws of Belgium, Mexico, Hong Kong and Barbados, Group will cause to be furnished, within 60 days after the Effective Date, all documents and instruments, and cause to be performed, by such date, all actions, in each case of the type specified in
Section 6.1(a) with respect to Foreign Credit Parties, including counterparts of this Agreement in form and substance reasonably satisfactory to the Debt Coordinators and the Subsidiary Guaranty executed and delivered by all Subsidiaries in such jurisdictions, and such other documents sufficient in the judgment of the Debt Coordinators to create in favor of the Collateral Trustee for the benefit of the Secured Parties a perfected first priority security interest in the property of all such Subsidiaries (other than Excluded Property), such documents to include evidence of corporate good standing, corporate authority and legal opinions, and all other related documentation; provided that the Debt Coordinators may extend the 60 day time period specified in this subsection (a) by up to an additional 45 days if requested by Group.

                  (b) With respect to all material intellectual property license agreements to which Group or any of its Subsidiaries is a party (other than any such license agreements which are the subject of actual litigation between the licensor and licensee as of the Effective Date), Group will use all commercially reasonable efforts to cause, within 30 days after the Effective Date, all licensors party to such license agreements to consent to a grant of a security interest in such license (but not to the exercise by the Collateral Agent or any Secured Party of any remedies with respect thereto) to the Collateral Trustee for the benefit of the Secured Parties.

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                  (c) Group will within 6 months after the Effective Date either sell, transfer or otherwise dispose of the assets defined on Schedule 2.6(d)(iii) as the Costa Rica Assets, Paris Apartment, German Real Estate and NYC Apartment, with the Net Cash Proceeds therefrom applied as specified in Section 2.9, or by such date, (i) Costa Rica will be deemed to be an Included Foreign Jurisdiction for all purposes hereunder, and Group will, by such date, cause to be furnished all documents and instruments, and cause to be performed all actions, in each case of the type specified in Section 6.1(a) with respect to Foreign Credit Parties, including the execution and delivery of counterparts of this Agreement in form and substance reasonably satisfactory to the Debt Coordinators and of the Subsidiary Guaranty by all Subsidiaries in such jurisdictions, and such other documents sufficient in the judgment of the Debt Coordinators to create in favor of the Collateral Trustee for the benefit of the Secured Parties a perfected first priority security interest in the relevant property of such jurisdiction and (ii) with respect to all other assets specified above, Group will, by such date, cause to be furnished all documents and instruments, and cause to be performed all actions, in each case of the type specified in Section 6.1(a) with respect to such assets as are sufficient in the judgment of the Debt Coordinators to create in favor of the Collateral Trustee for the benefit of the Secured Parties a perfected first priority security interest in such assets.

                  (d) With respect to all leasehold mortgages to be delivered pursuant to Section 6.1(a)(v), Group will use all commercially reasonable efforts to cause, within 30 days after the Effective Date, all landlords to consent to the granting of a leasehold mortgage in form and substance satisfactory to the Debt Coordinators.

                  (e) With respect to the delivery of certain non-U.S. Collateral, Group will cause to be furnished all documents and instruments, and cause to be performed all actions, in each case of the type, and by the respective dates, specified therefor in Schedule 2.14(e).

                  SECTION 2.15 Successor Agent. (a) Citibank, N.A. hereby resigns in its capacity as agent under each Existing Facility to which it is a party as agent, and Citicorp USA, Inc. is hereby appointed as successor agent in each such respective capacity under each such facility. Citicorp USA, Inc. hereby accepts such appointment, and the "Required Lenders" and the "Borrower" (each as defined in each such respective facility) hereby approves such appointment.

                  SECTION 2.16 Certain Amendments. (a) Section 2.03(c) of the Old Five-Year Credit Agreement is amended by inserting the following after the fourth sentence thereof:

                           "The obligation of each Revolving Credit Lender to purchase an assignment of its Pro Rata Share of the Letter of Credit Advance to refund and refinance the Letter of Credit Advances previously made by the Issuing Bank to the Borrower under this clause shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which any Lender may have against the Issuing Bank, the Administrative Agent, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default or the inability of the Borrower to otherwise satisfy the conditions precedent set forth in Article III; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) the acceleration or maturity of any Letter of Credit Advances or other Obligations or the termination of any Commitment after the making of any Letter of Credit Advance; (v) any breach of this Agreement or any other Loan Document by the Borrower, or any Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing."

                  (b) Section 2.03 of the Old Five-Year Credit Agreement is further amended by inserting at the end thereof the following new clause (e):

                  "(e) Reimbursement of Issuing Bank for Amounts Returned or Disgorged. Each Letter of Credit issued and each Letter of Credit Advance made, shall, effective upon its issuance or creation, as the case may be, and without further action, be issued and/or created on behalf of all Lenders (including the Issuing Bank thereof) according to their respective Pro Rata Shares. Each Lender shall, to the extent of its Pro Rata Share, be deemed irrevocably to have participated in the issuance of such Letter of Credit and the creation of such Letter of Credit Advance and shall be responsible to promptly reimburse the Issuing Bank thereof for Letter of Credit Advances which have not been reimbursed by the Borrower or reimbursed by the Borrower but must be returned, restored or disgorged by the Issuing Bank for any reason, and each Lender shall, to the extent of its Pro Rata Share, be entitled to receive from the Administrative Agent a ratable portion of all fees and interest with respect to such Letter of Credit and/or such Acceptance (including the letter of credit fees received by the Administrative Agent, with respect to each Letter of Credit, but excluding any Issuing fees and other charges payable to the Issuing Bank qua Issuing Bank). In the event the Issuing Bank must for any reason return or disgorge such reimbursement, the Issuing Bank shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to the Issuing Bank, whether or not any Default shall have occurred and be continuing, an amount equal to its respective participation in same day or immediately available funds in accordance with the procedures in Section 2.03(c). In the event that any Lender fails to make available to the Issuing Bank the amount of such Lender's participation in such Letter of Credit or such Letter of Credit Advance, as provided herein, the Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest at the Federal Funds Rate from the date such amount is due through (but excluding) the date such payment is made (together with such other compensatory amounts as may be required to be paid by such Lender to the Administrative Agent pursuant to the Rules for Interbank Compensation of the council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time).

                  (c) Section 2.05(c)(ii) of the Old Five-Year Credit Agreement is amended by inserting after the word "Borrower" in the first line thereof the following: ", and each Lender's obligation to risk participate in Letters of Credit, in each case".

                  (d) Section 2.05(c) of the Old Five-Year Credit Agreement is further amended by inserting at the end thereof the following new clause (iii):

                  "(iii) The obligations of the Borrower and the Lenders hereunder shall remain in full force and effect and shall apply to any alteration to or extension of the expiration date of any Letter of Credit or any Letter of Credit issued to replace, extend or alter any Letter of Credit during the term of this Agreement. None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuing Bank or any Lender hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuing Bank in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon each Borrower, and each such Lender, and shall not put the Issuing Bank under any resulting liability to any Borrower or any such Lender, as the case may be."

                  (e) Section 8.07(a) of the Old Five-Year Credit Agreement is amended by deleting the words "Administrative Agent and (so long as no Default has occurred and is continuing) the Borrower, such consent not to be unreasonably withheld or delayed" appearing starting in the 14th line thereof, and inserting in lieu thereof the following:
         "Administrative Agent, the Issuing Bank and Swing Line Bank".

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





                  (f) Section 8.07(a) of the Old Five-Year Credit Agreement is further amended by deleting the amount "$1,000,000" appearing starting in the 22nd line thereof, and inserting in lieu thereof the amount "$500,000".

                                   ARTICLE III

                 CONDITIONS OF LENDING AND EXTENSIONS OF CREDIT

                  SECTION 3.1 Conditions Precedent to Each Credit Extension. The obligation of each Lender Party to make a loan, issue a letter of credit, bankers' acceptance or other credit extension pursuant to any Covered Facility and the right of any Loan Party to request a borrowing, the issuance of a letter of credit, bankers' acceptance or to request any other credit extension, shall be, in addition to the conditions precedent present in the applicable Covered Facility, subject to the further conditions precedent that on the date of such borrowing, issuance or other credit extension (a) the following statements shall be true (and the acceptance by such Loan Party of the proceeds of such borrowing, issuance or other credit extension shall constitute a representation and warranty by Group and such Loan Party that on the date of such borrowing, issuance or other credit extension such statements are true):

                           (i) the representations and warranties contained in
                  each Loan Document are correct in all material respects on and as of such date, before and after giving effect to such borrowing, issuance of letter of credit, bankers' acceptance or other credit extension and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such borrowing, issuance of letter of credit, bankers' acceptance or other credit extension, in which case such representations and warranties shall be correct in all material respects as of such specific date; and

                           (ii) no Default has occurred and is continuing under
                  the Loan Documents and no payment default has occurred and is continuing under any Covered Facility, or would result from such borrowing, issuance of letter of credit, bankers' acceptance or other credit extension or from the application of the proceeds therefrom;

and (b) the Administrative Agent shall have received such other information as the Debt Coordinators may reasonably request in order to confirm the (i) accuracy of the representations and warranties of the Loan Parties in the Loan Documents and Covered Facilities, (ii) timely compliance by the Loan Parties with the terms, covenants and agreements set forth in the Loan Documents and the Covered Facilities and (iii) absence of any Default under the Loan Documents or the Covered Facilities.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.1 Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants as follows:

                           (a) Each Loan Party and each of its Subsidiaries (i)
                  is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (ii) is duly qualified and in good standing as a foreign corporation or otherwise in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate (or other) power and authority (including, without limitation, all material governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                           (b) Set forth on Schedule 4.1(b) hereto is a complete
                  and accurate list of all Subsidiaries of Group on the date hereof, showing (as to each such Subsidiary) the jurisdiction of its incorporation or organization, the number of shares of each class of its Equity Interests authorized, and the number outstanding, on the date hereof and the percentage of each such class of its Equity Interests owned (directly or indirectly) by such Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof.
                  Schedule 4.1(b) also identifies all Foreign Subsidiaries of Group in the Included Foreign Jurisdictions which (i) are classified as inactive or dormant (or other similar designation) under the applicable laws of any Included Foreign Jurisdiction or (ii) have assets with an aggregate fair market value of less than $150,000. All of the outstanding Equity Interests in each Loan Party's Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by such Loan Party or one or more of its Subsidiaries (except as described on Schedule 4.1(b)) free and clear of all Liens, except those created under the Collateral Documents.

                           (c) The execution, delivery and performance by each
                  Loan Party of each Loan Document and each Covered Document to which it is or is to be a party and the other transactions contemplated by the Loan Documents and the Covered Documents, are within such Loan Party's corporate or other powers, have been duly authorized by all necessary corporate or other action, and do not (i) contravene such Loan Party's charter or bylaws or other constitutive documents, (ii) violate any law, rule, regulation (including, without limitation,

                  Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents and the Covered Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

                           (d) Except as specified in Section 2.14, as set forth
                  on Schedule 4.1(d) or for which provision has been duly made, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of any Loan Document and any Covered Document to which it is or is to be a party, or the other transactions contemplated by the Loan Documents and the Covered Documents,
                  (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents and the Covered Documents, (iii) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) and the Covered Documents or (iv) the exercise by any Agent or any Lender Party of its rights under the Loan Documents and the Covered Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents and the Covered Documents.

                           (e) This Agreement and each Covered Document has
                  been, and each other Loan Document when delivered will have been, duly executed and delivered by each Loan Party thereto. This Agreement and each Covered Document is, and each other Loan Document when delivered will be, the legal, valid and binding obligation of each Loan party thereto, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

                           (f) There is no action, suit, investigation,
                  litigation or proceeding affecting any Loan Party or any of its Subsidiaries or any of its or their respective properties, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of any Loan Document or Covered Document or the transactions contemplated by the Loan Documents and the Covered Documents.

                           (g) The Consolidated balance sheet of Group and its
                  Subsidiaries as at January 1, 2000, and the related Consolidated statements of operations, stockholders' equity and cash flow of Group and its Subsidiaries for the Fiscal Year then ended, accompanied by an unqualified opinion of Deloitte & Touche LLP, and the Consolidated balance sheet of Group and its Subsidiaries as at July 1, 2000, and the related Consolidated statements of operations, stockholders' equity and cash flow of Group and its Subsidiaries for the six months then ended, duly certified by a Responsible Financial Officer of Group, copies of which have been furnished to each Lender Party, fairly present, subject, in the case of said balance sheet as at July 1, 2000, and said statements of operations, stockholders' equity and cash flow for the six months then ended, to year-end audit adjustments, the Consolidated financial condition of Group and its Subsidiaries as at such dates and the Consolidated results of operations of Group and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP applied on a consistent basis.

                           (h) The Consolidated forecasted balance sheet,
                  statements of operations, stockholders' equity and cash flow of Group and its Subsidiaries delivered to the Lender Parties pursuant to Section 2.8 and 6.1(a)(xiv) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, Group's best estimate of its future financial performance.

                           (i) There shall have occurred no material adverse
                  change in (i) the business, condition (financial or otherwise), operations, performance, properties or prospects of Group and its Subsidiaries, taken as a whole, from that which was, in each case on and as of the Effective Date, either publicly disclosed, or otherwise furnished in writing to the Lender Parties, by or on behalf of Group, (ii) the ability of any Loan Party to perform its obligations under the Loan Documents or (iii) the ability of the Administrative Agent, the Collateral Trustee, the Debt Coordinators or the Lender Parties to enforce the Loan Documents.

                           (j) The written information, exhibits and reports
                  furnished by or on behalf of any Loan Party to any Agent or any Lender Party in connection with the negotiation of the Loan Documents or pursuant to the terms of the Loan Documents, taken as a whole, contained no untrue statement of a material fact and did not omit to state a material fact necessary to make the statements made therein not misleading.

                           (k) Neither any Loan Party nor any of its
                  Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any loan or drawing under any letter of credit or bankers' acceptance or other credit extension under any Covered Facility will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock (except for purchases of Group Equity Interests pursuant to the Equity Derivatives).

                           (l) Neither any Loan Party nor any of its
                  Subsidiaries is an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any loan, nor the issuance of any letter of credit or bankers' acceptance or any other credit extension under any Covered Facility, nor the application of the proceeds or repayment thereof by any Loan Party or any of its Subsidiaries, nor the consummation of the other transactions contemplated by the Loan Documents, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

                           (m) Neither any Loan Party nor any of its
                  Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that would be reasonably likely to have a Material Adverse Effect.

                           (n) The Collateral Documents create a valid and
                  perfected first priority security interest (to the extent applicable) in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or provided for. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Loan Documents, and where applicable, the Covered Facilities.

                           (o) Each Loan Party is, individually and together
                  with its Subsidiaries, Solvent.

                           (p) Set forth on Schedule 4.1(p) hereto is a complete
                  and accurate list of all Plans, Multiemployer Plans and Welfare Plans on the date hereof. Except as set forth on
                  Schedule 4.1(p):

                                    (i)     No ERISA Event has occurred or is
                                            reasonably expected to occur with
                                            respect to any Plan that has
                                            resulted in or is reasonably
                                            expected to result in a material
                                            liability of any Loan Party or any
                                            ERISA Affiliate.

                                    (ii)    Schedule B (Actuarial Information)
                                            to the most recent annual report
                                            (Form 5500 Series) for each Plan,
                                            copies of which have been filed with
                                            the Internal Revenue Service and
                                            furnished to the Lender Parties, is
                                            complete and
                                            accurate and fairly presents the
                                            funding status of such Plan, and
                                            since the date of such Schedule B
                                            there has been no material adverse
                                            change in such funding status.

                                    (iii)   Neither any Loan Party nor any ERISA
                                            Affiliate has incurred or is
                                            reasonably expected to incur any
                                            Withdrawal Liability exceeding
                                            $5,000,000 to any Multiemployer
                                            Plan.

                                    (iv)    Neither any Loan Party nor any ERISA
                                            Affiliate has been notified by the
                                            sponsor of a Multiemployer Plan that
                                            such Multiemployer Plan is in
                                            reorganization or has been
                                            terminated, within the meaning of
                                            Title IV of ERISA, and no such
                                            Multiemployer Plan is reasonably
                                            expected to be in reorganization or
                                            to be terminated, within the meaning
                                            of Title IV of ERISA.

                            (q)     (i)     The operations and properties of
                                            each Loan Party and each of its
                                            Subsidiaries comply in all material
                                            respects with all applicable
                                            Environmental Laws and Environmental
                                            Permits, all material past
                                            non-compliance with such
                                            Environmental Laws and Environmental
                                            Permits has been resolved without
                                            ongoing material obligations or
                                            costs, and no circumstances exist
                                            that would be reasonably likely to
                                            (A) form the basis of an
                                            Environmental Action against any
                                            Loan Party or any of its
                                            Subsidiaries or any of their
                                            properties that could be reasonably
                                            expected to have a Material Adverse
                                            Effect or (B) cause any such
                                            property to be subject to any
                                            material restrictions on ownership,
                                            occupancy, use or transferability
                                            under any Environmental Law.

                                    (ii)    None of the properties currently or
                                            formerly owned or operated by any
                                            Loan Party or any of its
                                            Subsidiaries is, to the knowledge of
                                            any Loan Party with respect to
                                            formerly owned properties, listed or
                                            proposed for listing on the NPL or
                                            on the CERCLIS or any analogous
                                            foreign, state or local list or is
                                            adjacent to any such property,
                                            except where such listing would not
                                            reasonably be expected to have a
                                            Material Adverse Effect; there are
                                            no and never have been any
                                            underground or aboveground storage
                                            tanks or any surface impoundments,
                                            septic tanks, pits, sumps or lagoons
                                            in which Hazardous Materials are
                                            being or have been treated, stored
                                            or disposed on any property
                                            currently owned or operated by any
                                            Loan Party or any of its
                                            Subsidiaries or, to
                                            the best of its knowledge, on any
                                            property formerly owned or operated
                                            by any Loan Party or any of its
                                            Subsidiaries that in any case could
                                            reasonably be expected to have a
                                            Material Adverse Effect; there is no
                                            asbestos or asbestos-containing
                                            material on any property currently
                                            owned or operated by any Loan Party
                                            or any of its Subsidiaries that in
                                            any case could reasonably be
                                            expected to have a Material Adverse
                                            Effect; and Hazardous Materials have
                                            not been released, discharged or
                                            disposed of on any property
                                            currently or, to the best knowledge
                                            of the Loan Parties, formerly owned
                                            or operated by any Loan Party or any
                                            of its Subsidiaries that in any case
                                            could reasonably be expected to have
                                            a Material Adverse Effect.

                                    (iii)   Neither any Loan Party nor any of
                                            its Subsidiaries is undertaking, and
                                            has not completed, either
                                            individually or together with other
                                            potentially responsible parties, any
                                            investigation or assessment or
                                            remedial or response action relating
                                            to any actual or threatened release,
                                            discharge or disposal of Hazardous
                                            Materials at any site, location or
                                            operation, either voluntarily or
                                            pursuant to the order of any
                                            governmental or regulatory authority
                                            or the requirements of any
                                            Environmental Law that in any case
                                            could reasonably be expected to have
                                            a Material Adverse Effect; and all
                                            Hazardous Materials generated, used,
                                            treated, handled or stored at, or
                                            transported to or from, any property
                                            currently or formerly owned or
                                            operated by any Loan Party or any of
                                            its Subsidiaries have been disposed
                                            of in a manner not reasonably
                                            expected to result in material
                                            liability to any Loan Party or any
                                            of its Subsidiaries.

                           (r)      (i)     Each Loan Party and each of its
                                            Subsidiaries and Affiliates has
                                            filed, has caused to be filed or has
                                            been included in all tax returns
                                            (Federal, state, local and foreign)
                                            required to be filed and has paid
                                            all taxes shown thereon to be due,
                                            together with applicable interest
                                            and penalties.

                                    (ii)    Set forth on Schedule 4.1(r) hereto
                                            is a complete and accurate list, as
                                            of the date hereof, of each taxable
                                            year of each Loan Party and each of
                                            its Subsidiaries and Affiliates for
                                            which Federal income tax returns
                                            have been filed and for which the
                                            expiration of the applicable statute
                                            of limitations for assessment or
                                            collection has not occurred by
                                            reason of extension or otherwise (an
                                            "Open Year").

                                    (ii)    The aggregate unpaid amount, as of
                                            the date hereof, of adjustments to
                                            the Federal income tax liability of
                                            each Loan Party and each of its
                                            Subsidiaries and Affiliates proposed
                                            by the Internal Revenue Service with
                                            respect to Open Years does not
                                            exceed $5,000,000. Set forth on
                                            Schedule 4.1(r) hereto is a complete
                                            and accurate description, as of the
                                            date hereof, of each such item that
                                            separately, for all such Open Years,
                                            together with applicable interest
                                            and penalties, exceeds $1,000,000.
                                            No issues have been raised by the
                                            Internal Revenue Service in respect
                                            of Open Years that, in the
                                            aggregate, would be reasonably
                                            likely to have a Material Adverse
                                            Effect.

                                    (iii)   The aggregate unpaid amount, as of
                                            the date hereof, of adjustments to
                                            the state, local and foreign tax
                                            liability of each Loan Party and its
                                            Subsidiaries and Affiliates proposed
                                            by all state, local and foreign
                                            taxing authorities (other than
                                            amounts arising from adjustments to
                                            Federal income tax returns) does not
                                            exceed $5,000,000. No issues have
                                            been raised by such taxing
                                            authorities that, in the aggregate,
                                            would be reasonably likely to have a
                                            Material Adverse Effect.

                  (s) Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that would be reasonably likely to have a Material Adverse Effect.

                  (t) Set forth on Schedule 4.1(t) hereto is a complete and accurate list of all Liens on the property or assets of any Loan Party on the date hereof, showing the lienholder thereof and the property or assets of such Loan Party subject thereto.

                  (u) Set forth on Schedule 4.1(u) hereto is a complete and accurate list of all Material Real Property owned by any Loan Party on the date hereof, showing the street address, county or other relevant jurisdiction, state and record owner thereof. Each Loan Party or such Subsidiary has good and marketable fee simple title to such real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

                  (v) Set forth on Schedule 4.1(v) hereto is a complete and accurate list of all Material Leased Property under which any Loan Party or any of its Subsidiaries is the lessee on the date hereof, showing the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof.

                  (w) Set forth on Schedule 4.1(w) hereto is a complete and accurate list of all Investments held by any Loan Party or any of its Subsidiaries on the date hereof, showing the amount, obligor or issuer and maturity, if any, thereof.

                  (x) Set forth on Schedule 4.1(x) hereto is a complete and accurate list as of the date hereof of all United States and Included Foreign Jurisdiction patents, trademarks, trade names, service marks and registered copyrights, and all applications therefor, of each Credit Party, showing the United States and each Included Foreign Jurisdiction in which registered, the registration number and the date of registration.

                  (y) Each Foreign Subsidiary owned directly or indirectly by Group is either a "controlled foreign corporation", as defined under
         Section 957 of the Code, or owned, directly or indirectly, by one or more "controlled foreign corporations".


                                    ARTICLE V

                                EVENTS OF DEFAULT

                  SECTION 5.1 Events of Default. If any of the following events ("Events of Default") shall occur hereunder, or under any other Loan Document, and be continuing:

                  (a) any Loan Party shall fail to pay any amounts payable under any Loan Document after the same becomes due and payable; or

                  (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

                  (c) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 2.5(f), (j), (k), (m) or
         Section 2.6, 2.7, 2.8 or 2.9; or

                  (d) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document or any Covered Document (to the extent not superseded and replaced pursuant to Section 2.1 hereof) on its part to be performed or observed if such failure shall remain unremedied for 10 Business Days (i) after written notice thereof shall have been given to such Loan Party by the Debt Coordinators or (ii) if earlier, after any Authorized Officer of Group or Warnaco obtains knowledge thereof; or

                  (e) any Loan Party or any of its Subsidiaries shall fail to pay any principal of or premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal or reimbursement amount (or, in the case of any Hedge Agreement, its Agreement Value) of (i) with respect to any Covered Facility, at least

         $5,000,000 or (ii) with respect to any Debt, at least $20,000,000 in the aggregate; in any case either individually or in the aggregate of such Loan Party or such Subsidiary (as the case may be), when the same becomes due and payable whether by scheduled maturity, required prepayment, acceleration, demand or otherwise, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt as specified in clause (ii) and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt as specified in clause (ii) or otherwise to cause, or to permit the holder thereof to cause, such Debt as specified in clause (ii) to mature; or any such Debt as specified in clause (ii) shall be declared to be due and payable or is then required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt as specified in clause (ii) shall be then required to be made, in each case prior to the stated maturity thereof; or

                  (f) any Loan Party or any of its Subsidiaries (other than any Immaterial Subsidiary) shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries (other than any Immaterial Subsidiary) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries (other than any Immaterial Subsidiary) shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

                  (g) any judgment or order for the payment of money in excess of $20,000,000 shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect, provided however that any judgment or order shall not give rise to an Event of Default if and for so long as (A) the amount of such judgment or order which remains unsatisfied is covered by a valid and binding insurance policy issued by an insurer rated at least "A" by A.M. Best and covering full payment thereof and
         (B)
         such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order; or

                  (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that could be reasonably likely to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (i) any provision of any Loan Document, after delivery thereof pursuant to Section 2.5(k) or 6.1, shall for any reason cease to be valid and binding on or enforceable against any Loan Party to it, or any such Loan Party shall so state in writing; or

                  (j) any Collateral Document after delivery thereof pursuant to
         Section 2.5(k) or 6.1 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby; or

                  (k) (i) Group shall at any time cease to have legal and beneficial ownership of 100% of the capital stock of Warnaco, or, directly or indirectly, any other Loan Party (except (A) if such parties shall merge in accordance with Section 2.6(c) and (B) as described in the definition of Wholly-Owned Subsidiary); or (ii) any Person, or two or more Persons acting in concert (other than Excluded Persons), shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of Group (or other securities convertible into such Voting Stock) representing 25% or more of the combined voting power of all Voting Stock of Group; or (iii) any Person, or two or more Persons acting in concert (other than Excluded Persons) shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, the power to exercise, directly or indirectly, a controlling influence over the management or policies of Group, or control over Voting Stock of Group (or other securities convertible into such securities) representing 25% or more of combined voting power of all Voting Stock of Group; or (iv) Continuing Directors shall cease for any reason to constitute a majority of the board of directors of Group; or (v) Linda
         J. Wachner (or, in the case of her death or disability, another officer or officers of comparable experience and ability selected by Group within 180 days thereafter after consultation with the Debt Coordinators) shall cease to be Chairman and Chief Executive Officer of Group and Warnaco; or

                  (l) any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) exceeds $5,000,000; or state in writing; or

                  (m) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $5,000,000 or requires payments exceeding $5,000,000 per annum; or any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $5,000,000;

then, and in any such event, the Debt Coordinators (i) shall at the request, or may with the consent, of the Required Lenders, by notice to Group, declare all commitments of each Lender Party and the obligation of each Lender Party under the Covered Facilities to make loans, issue letters of credit or bankers' acceptances or make other credit extensions (other than reimbursements to other Lender Parties in respect of loans and drawn letters of credit and bankers' acceptances) to be terminated, whereupon the same shall forthwith terminate, and
(ii) shall at the request, or may with the consent, of the Required Lenders, (A) by notice to Group, declare all loans, all interest thereon and all other amounts payable under the Covered Facilities and the Loan Documents to be forthwith due and payable, whereupon the loans, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by all of the Loan Parties, (B) by notice to each party required under the terms of any agreement in support of which a letter of credit or bankers' acceptance is issued, request that all Obligations under such agreement be declared to be due and payable and (C) by notice to each applicable letter of credit and bankers' acceptance issuing bank, direct such issuing bank to deliver a "default termination notice" (or similar notice) to the beneficiary of each letter of credit or bankers' acceptance issued by it, and such issuing bank shall deliver such default termination notices (or similar notices); provided that in the event of an actual or deemed entry of an order for relief with respect to Group or any of its Subsidiaries under the Federal Bankruptcy Code (a "Bankruptcy Event"), (x) the commitments of each Lender Party and the obligation of each Lender Party to make loans, issue letter of credit, bankers' acceptance or other credit extensions under the Covered Facilities (other than reimbursements to other Lender Parties in respect of drawn letters of credit and bankers' acceptances) shall automatically be terminated and (y) all loans under all Covered Facilities, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by all Loan Parties.

                                   ARTICLE VI

                           CONDITIONS OF EFFECTIVENESS

                  SECTION 6.1 Conditions of Effectiveness. Articles II and III of this Agreement shall become effective as of the date first above written (the "Effective Date") when and only when all of the conditions set forth in this
Article VI have been satisfied.

                  (a) The Administrative Agent shall have received (except as otherwise specified in Section 2.14) on or before the Effective Date the following, each dated such day (unless otherwise specified), in form and substance satisfactory to, or waived by, the Debt Coordinators (unless otherwise specified) and in sufficient copies for each Lender
         Party:

                           (i) A counterpart of this Agreement executed by each
                  Loan Party, the Collateral Trustee, the Administrative Agent and the Debt Coordinators.

                           (ii) A security agreement in substantially the form
                  of Exhibit A hereto (together with (A) each other security agreement and security agreement supplement delivered pursuant to Section 2.5(k), and (B) with respect to each Included Foreign Subsidiary, one or more security agreements securing such Credit Parties' Obligations; in each of the foregoing cases as amended, collectively, the "Security Agreement"), duly executed by each Credit Party, together with the following instruments and documents:

                                    (1) certificates representing the Pledged
                           Shares (other than where the Pledged Shares are uncertificated) referred to therein accompanied, where applicable, by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank (or other notations or actions as may be required under local law to perfect the pledge of the Pledged Shares),

                                    (2) proper financing statements in form for
                           filing, under the Uniform Commercial Code of all jurisdictions that the Debt Coordinators may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement,

                                    (3) completed requests for information,
                           dated on or before the Effective Date, listing all effective financing statements filed in the jurisdictions referred to in clause (2) above that name any U.S. Credit Party as debtor, together with copies of such other financing statements,

                                    (4)     preparation and execution of all
                                            other recordings and
                           filings of or with respect to the Security Agreement that the Debt Coordinators may reasonably deem necessary or desirable in order to create a valid first priority Lien against the applicable Collateral (subject to Permitted Liens and excluding all filings necessary to perfect security interests in Collateral consisting of fixtures located in third party retail locations and used to display finished goods in such locations), including, with respect to Foreign Credit Parties, such local law pledge agreements, deeds of trust, powers of attorney, notations in shareholders' registries, or such other documents or instruments as may be required under local law to create and perfect security interests in the applicable Collateral, in each case as determined by, and in form and substance satisfactory to, the Debt Coordinators,

                                    (5) evidence of the insurance required by
                           the terms of the Security Agreement, and

                                    (6) evidence that all other action that the
                           Debt Coordinators may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement will be taken (including, without limitation, receipt of duly executed payoff letters and UCC-3 termination statements).

                           (iii) A Domestic Subsidiary Guaranty, together with
                  (A) each other Domestic Subsidiary Guaranty Supplement delivered pursuant to Section 2.5(k) and (B) with respect to each Included Foreign Subsidiary, a guaranty of such of the other Loan Parties' Obligations under those Existing Facilities as was guaranteed by such Subsidiary immediately prior to the Effective Date, in form and substance reasonably acceptable to the Debt Coordinators; in each of the foregoing cases as amended, (collectively, the "Subsidiary Guaranty"), duly executed by each Credit Party other than Group.

                           (iv) A guaranty in substantially the form of Exhibit
                  C hereto (as amended, the "Parent Guaranty"), duly executed by Group.

                           (v) (A) Deeds of trust, trust deeds, mortgages,
                  leasehold mortgages and leasehold deeds of trust in substantially the form of Exhibit D hereto and covering the properties listed on Schedule 4.1(u) and Part A of Schedule 4.1(v) (together with the Assignments of Leases and Rents referred to therein and each other mortgage delivered pursuant to Section 2.5(k)), in each case as amended, the "Mortgages") and (B) assignments of leases and rents to a special purpose Subsidiary of Group (other than Warnaco Operations Corporation), with respect to those leases described in Part A of Schedule 4.1(v) as to which the landlord has not consented to the granting of a leasehold mortgage or leasehold deed of trust in form and substance satisfactory to the Debt Coordinators (together with the assignments of leases and rents delivered pursuant to Section 2.5(k)), to the extent such assignment is permitted by the applicable lease, in each case as amended, the "Leasehold Assignments"); in each case duly executed by the appropriate Credit Party, together with the following instruments and documents:

                                    (1) evidence that counterparts of the
                           Mortgages have been duly executed on or before the Effective Date and will be recorded on or after the Effective Date in all filing or recording offices that the Debt Coordinators may deem reasonably necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Collateral Trustee for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid,

                                    (2) fully paid American Land Title
                           Association Lender's Extended Coverage title insurance policies or marked-up unconditional commitments to insure (the "Mortgage Policies") in form and substance, with endorsements and in amounts reasonably acceptable to the Debt Coordinators, issued, coinsured and reinsured by title insurers reasonably acceptable to the Debt Coordinators (but not to exceed the fair market value of such property), insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Liens, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Debt Coordinators may deem necessary or desirable,

                                    (3) the Assignments of Leases and Rents in
                           form attached to the Mortgages, duly executed by the appropriate Loan Party,

                                    (4) such consents and agreements of lessors
                           and other third parties, and such estoppel letters and other confirmations, as the Debt Coordinators may reasonably deem necessary or desirable,

                                    (5) evidence of the insurance, if any,
                           required by the terms of the Mortgages, and

                                    (6) evidence that all other action that the
                           Debt Coordinators may deem reasonably necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken.

                           Notwithstanding anything to the contrary contained in this Section

                           6.1(a)(v), in the event that the provisions of any lease for any Material Leased Property require that the tenant obtain the consent of the landlord prior to (i) mortgaging or encumbering such lease or (ii) assigning its interest in such lease, the applicable Credit Party shall use commercially reasonable efforts (which shall not include the payment of money to such landlord to satisfy any other condition in connection with the giving of such consent) to obtain such consent(s) from the landlord and, in the event the applicable Credit Party is unable to obtain such consent(s) after using commercially reasonable efforts, the applicable Credit Party shall deliver written notice thereof to the Debt Coordinators and shall have no further obligation to deliver the Mortgage or lease assignment to the Debt Coordinators with respect to such Material Leased Property.

                           (vi) Intellectual property security agreements in
                  substantially the form of Exhibit E-1 and E-2 hereto (together with each other intellectual property security agreement and intellectual property security agreement supplement delivered pursuant to Section 2.5(k), in each case as amended, collectively, the "Intellectual Property Security Agreement"), duly executed by each Credit Party, together with evidence that all action that the Debt Coordinators may reasonably deem necessary or desirable in order to perfect and protect the first priority liens and security interests required to be created under the Intellectual Property Security Agreement has been taken or provided for.

                           (vii) A Collateral Trust Agreement in substantially
                  the form of Exhibit F hereto (as amended, the "Collateral Trust Agreement"), duly executed by Group, the Collateral Trustee and the Debt Coordinators.

                           (viii) Certified copies of the resolutions of the
                  Board of Directors (or other equivalent body) of each Loan Party (and, where necessary, resolutions of the shareholders of the Loan Parties) approving the transactions contemplated by the Loan Documents and each Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the other transactions contemplated by the Loan Documents and each Loan Document to which it is or is to be a party.

                           (ix) A copy of a certificate of the Secretary of
                  State (or equivalent agency) of the jurisdiction of incorporation or organization of each Loan Party, dated reasonably near the Effective Date, certifying (A) as to a true and correct copy of the charter (or other constitutive documents) of such Loan Party and each amendment thereto on file in such Secretary's (or equivalent) office and (B) that
                  (1) such amendments are the only amendments to such Loan Party's charter (or other constitutive documents) on file in such Secretary's (or equivalent) office, (2) such Loan Party has paid all franchise taxes to the date of such certificate and

                  (C) such Loan Party is duly incorporated or organized and in good standing or presently subsisting under the laws of the jurisdiction of its incorporation.

                           (x) A certificate of each Loan Party, signed on
                  behalf of such Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary or a director (or other equivalent officer), dated the Effective Date (the statements made in which certificate shall be true on and as of the Effective Date), certifying as to (A) the absence of any amendments to the charter (or other constitutive documents) of such Loan Party since the date of the governmental certificate referred to in Section 6.1(a)(ix),
                  (B) a true and correct copy of the bylaws (or other constitutive documents) of such Loan Party as in effect on the date on which the resolutions referred to in Section 6.1(a)(viii) were adopted and on the Effective Date, (C) the due incorporation and good standing or valid existence of such Loan Party as a corporation organized under the laws of the jurisdiction of its incorporation or organization, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the Effective Date and (E) the absence of any event occurring and continuing under the Loan Documents that constitutes a Default, and such certificate otherwise being in such form as the Debt Coordinators shall approve.

                           (xi) A certificate of the director or Secretary or an
                  Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

                           (xii) A certificate of a Responsible Financial
                  Officer of Group, in form and substance satisfactory to the Debt Coordinators, attesting to the Solvency of each Loan Party.

                           (xiii) Appraisals of intellectual property from
                  Houlihan Lokey Howard & Zukin.

                           (xiv) Such financial, business and other information
                  regarding each Loan Party and its Subsidiaries as the Lender Parties shall have requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under Plans, Multiemployer Plans and Welfare Plans, collective bargaining agreements and other arrangements with employees, interim financial statements dated July 1, 2000 and audited annual financial statements dated January 1, 2000, in form and substance satisfactory to the Debt Coordinators.

                           (xv) Evidence, in form and substance satisfactory to
                  the Debt Coordinators, that all applicable Environmental Laws shall have been complied with in all material respects. To the extent that any information that may become available to the Debt Coordinators or any Lender Parties shall disclose any hazards, costs or liabilities under Environmental Laws or otherwise that the Debt Coordinators deem material, the Debt Coordinators shall be satisfied that such hazards, costs or liabilities were adequately reflected in the financial reserves shown on the financial statements provided pursuant to Section 6.1(a)(xiv).

                           (xvi) Evidence of insurance naming the Collateral
                  Trustee as additional insured and loss payee with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is satisfactory to the Debt Coordinators, including, without limitation, business interruption insurance.

                           (xvii) A favorable opinion of (i) S.J. Berwin & Co.,
                  local counsel to the Loan Parties in the United Kingdom, (ii) Stibbe Simont Monahan Durhot & Giroux, local counsel to the Loan Parties in France, (iii) Lovells Boesebeck Droste, local counsel to the Loan Parties in Germany, (iv) Loyens Loeff, local counsel to the Loan Parties in the Netherlands, (v) Sproule Castonguay Pollack, local counsel to the Loan Parties in Canada, (vi) Tuke, Yopp & Sweeney, PLC, local counsel to the Loan Parties in Tennessee, (vii) Obermeyer, Rebmann, local counsel to the Loan Parties in Pennsylvania, (viii) Shipman & Goodwin, local counsel to the Loan Parties in Connecticut,
                  (ix) Womble, Carlisle, Sandridge & Rice, local counsel to the Loan Parties in Georgia, (x) Skadden, Arps, Slate, Meagher & Flom LLP, special New York counsel to the Loan Parties, (xi) General Counsel to the Loan Parties and (xii) Amster Rothstein & Ebenstein, special intellectual property counsel to the Loan Parties in substantially the form of Exhibit H-1 through H-12 hereto, and as to such other matters as any Lender Party through the Debt Coordinators may reasonably request in form and substance satisfactory to the Debt Coordinators.

                           (xviii)  Certified copies of the Existing Facilities.

                  (b) Group shall have paid all (i) accrued fees of the Agents and the Lender Parties to the Administrative Agent for deposit in the Administrative Agent's Account, and the Administrative Agent will distribute such funds to the Lender Parties not later than the next succeeding Business Day thereafter and (ii) all accrued expenses of the Agents (including the accrued fees and expenses of counsel to the Debt Coordinators) invoiced prior to the Effective Date.

                  (c) Each Loan Party which is a Foreign Subsidiary shall have appointed Corporation Service Company as its agent to receive service of process, in accordance with the provisions specified in Section 9.6(c) hereof.

                  (d) The following statements shall be true and the Administrative Agent shall have received on behalf of each Lender Party a certificate signed by a duly authorized officer of Group, dated the Effective Date, stating that:

                           (i) the representations and warranties contained in
                  each Loan Document and in each Covered Facility are correct on and as of the Effective Date, other than any such representations or warranties that, by their terms, refer to a specific date other than the Effective Date, in which case as of such specific date; and

                           (ii) no Default has occurred and is continuing, or
                  would result from the transactions contemplated by this Agreement and the other Loan Documents;

                  (e) Group shall have delivered the Modification Notes required to be delivered under the Memoranda of Understanding as in effect on the Effective Date and referred to in items B.18 and B.19 of Schedule II to the Intercreditor Agreement and shall have paid the amounts required to be paid under Section 2 of such Memoranda of Understanding; and

                  (f) the Administrative Agent shall have received such other approvals, opinions or documents as the Debt Coordinators may reasonably request.

                  SECTION 6.2 Determinations Under Section 6.1. For purposes of determining compliance with the conditions specified in Section 6.1, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Debt Coordinators responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the Effective Date specifying its objection thereto.


                                   ARTICLE VII

                EFFECTIVE DATE PAYMENTS AND COMMITMENT REDUCTIONS

                  SECTION 7.1 Facility Reductions. On the Effective Date, the committed amounts of the Covered Facilities shall be reduced and certain amounts reallocated as described in Schedule 7.1 (which Schedule will specify in detail the allocations to be made in respect of each Covered Facility). To the extent the aggregate outstanding credit extensions under any Covered Facility exceed the aggregate commitments thereunder (as so reduced), such credit extensions constituting loans shall be prepaid by depositing sufficient funds with the Administrative Agent in the Administrative Agent's Account on the Effective Date in the amount of such excess, and the Administrative Agent will distribute such funds to the Lender Parties not later than the next succeeding Business Day thereafter.

                  SECTION 7.2 Extension Fee. On the Effective Date, Group shall pay to the Administrative Agent for deposit in the Administrative Agent's Account, for the pro rata benefit of the Lender Parties party to the Extending Facilities and the New Trade Credit Facility, an extension fee of 0.75% of the outstanding commitments, and, without duplication, loans and other credit extensions outstanding, under each of the Extending Facilities, and the Administrative Agent will distribute such funds to the Lender Parties not later than the next succeeding Business Day thereafter.

                  SECTION 7.3 Approval Fee. On the Effective Date, Group shall pay to the Administrative Agent for deposit in the Administrative Agent's Account, for the pro rata benefit of the Lender Parties party to the Existing Facilities that are not Extending Facilities and who execute and deliver this Agreement, an amendment fee of 0.25% of the outstanding principal balance of the term loans and revolving credit commitments of such Lender Parties outstanding under such Existing Facilities, and the Administrative Agent will distribute such funds to the Lender Parties not later than the next succeeding Business Day thereafter.


                                  ARTICLE VIII

                   THE DEBT COORDINATORS, ADMINISTRATIVE AGENT
                             AND COLLATERAL TRUSTEE


                  SECTION 8.1 Duties. The Debt Coordinators, the Administrative Agent and the Collateral Trustee (i) shall have no duties or responsibilities under this Agreement other than as specifically provided hereunder, together with such powers and discretion as are reasonably incidental thereto, (ii) shall be entitled to advice of counsel concerning all matters pertaining to their powers and duties hereunder, (iii) shall not be responsible for the negligence or misconduct of any agents, nominees or attorneys-in-fact reasonably selected by them, (iv) may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it believes in good faith to be genuine and to have been signed or presented by the proper party or parties or, in the case of telecopies, to have been sent by the proper party or parties to the Debt Coordinators, the Administrative Agent or the Collateral Trustee, as applicable, (v) shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders or all of the Lender Parties, as applicable, and such instructions shall be binding upon all Lender Parties; provided that neither Debt Coordinator, the Administrative Agent nor the Collateral Trustee shall be required to take any action that exposes them to personal liability or that is contrary to this Agreement or the other Loan Documents or applicable law, and the Collateral Trustee shall be entitled to the rights and protections of the Collateral Trust Agreement.

                  SECTION 8.2 Costs and Expenses. (a) The Loan Parties agree to pay on demand (i) to the Debt Coordinators, the Administrative Agent, the Lead Arrangers and the Collateral Trustee all reasonable costs and expenses, including, without limitation, the reasonable costs and expenses of their counsel and of any experts and agents, that the Debt Coordinators, the Administrative Agent, the Lead Arrangers and the Collateral Trustee may incur in connection with (A) the administration of this Agreement and the other Loan Documents, (B) the exercise or enforcement of any rights of the Debt Coordinators, the Administrative Agent, the Collateral Trustee or the Lender Parties hereunder or under any of the other Loan Documents or (C) the failure of any Loan Party to perform or observe any of the provisions hereof and (ii) to the Debt Coordinators, the Administrative Agent, the Lead Arrangers, the Collateral Trustee and each Lender Party all costs and expenses, including, without limitation, the costs and expenses of their counsel and of any experts and agents, that the Debt Coordinators, the Administrative Agent, the Lead Arrangers, the Collateral Trustee and each Lender Party may incur after the commencement of any bankruptcy, insolvency or similar proceeding affecting creditors' rights generally in connection with the administration of this Agreement and the other Loan Documents or the exercise or enforcement of any rights.

                  (b) The Loan Parties agree to indemnify and hold harmless each Debt Coordinator, the Administrative Agent, the Collateral Trustee, the Lender Parties and, in each case, each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Loan Parties contained in this Section 8.2 shall survive the payment in full of all amounts payable under the Covered Facilities or any of the Loan Documents.


                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.1 Notices, Etc. All notices and other communications provided for hereunder shall be in writing and sent as specified in Section 8.1 of the Intercreditor Agreement. Amendments.

                  SECTION 9.2 Amendments. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and otherwise in compliance with the provisions specified in Section 2.2 of the Intercreditor Agreement.

                  SECTION 9.3 No Waiver; Remedies. No failure on the part of the Debt Coordinators, the Administrative Agent or the Collateral Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 9.4 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Manual delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

                  SECTION 9.5 Binding Effect. This Agreement shall become effective when it shall have been executed by the Loan Parties, the Debt Coordinators, the Administrative Agent and the Collateral Trustee and thereafter shall be binding upon and inure to the benefit of the Loan Parties, the Debt Coordinators, the Administrative Agent and the Collateral Trustee and their respective successors and assigns, except that no Loan Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Debt Coordinators.

                  SECTION 9.6 Jurisdiction; Process Agent; Judgment Currency; Waiver of Immunities; Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party or any of the Covered Documents, or for recognition or enforcement of any judgment (other than, in any case, with respect to any foreclosure or other enforcement action with respect to or in any way related to the Collateral which is reasonably determined by the Debt Coordinators to be advisable to be brought in a court of local jurisdiction), and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such Federal court (or, in such local court, as aforesaid). Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each Loan Party which is a Foreign Subsidiary hereby irrevocably and unconditionally appoints Corporation Service Company with an office on the date hereof at 2 World Trade Center, New York, New York, United States and its successors hereunder (the "Process Agent"), as its agent to receive on behalf of such Loan Party and its property service of copies of the summons and complaint and any other process which may be served in any such suit, action or proceeding brought in any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof. Such service may be made by mailing or delivering a copy of such process to Group in care of the Process Agent at the address specified above for the Process Agent, and each such Loan Party hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. Each such Loan Party further consents to service of process which may be served in any action or suit brought in any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, by mailing copies thereof by registered or certified mail, postage prepaid, to such Loan Party at its address for notice hereunder, such service to become effective 30 days after mailing. Failure of the Process Agent to give notice to any such Loan Party or failure of any such Loan Party to receive notice of such service of process shall not affect in any way the validity of such service on the Process Agent or such Loan Parties. Each Loan Party which is a Foreign Subsidiary covenants and agrees that it shall take any and all reasonable action, including the execution and filing of any and all documents, that may be necessary to continue the designation of the Process Agent above in full force and effect, and to cause the Process Agent to act as such. In the event that at any time such Process Agent shall for any reason cease to maintain an office in the Borough of Manhattan in New York City, or cease to act as Process Agent, then as an alternate method of service, each such Loan Party irrevocably consents to the service of any and all process in any such suit, action or proceeding in any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, by mailing of copies of such process to such Loan Party at its address specified in Section 8.1 of the Intercreditor Agreement. Each such Loan Party acknowledges and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                  (d) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder to any party hereunder in one currency into another currency, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be that at which in accordance with normal banking procedures such party could purchase the first currency with such other currency in New York City on the day which is at least two Business Days prior to the day on which final judgment is rendered.

                  (e) To the fullest extent permitted by law, the obligation of any party in respect of any sum payable hereunder by it to any other party hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than Dollars (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by such other party of any sum adjudged to be so due in the Judgment Currency such other party may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency which could have been so purchased is less than the sum originally due to such other party in the Agreement Currency, such first party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such other party against such loss, and, if the amount of the Agreement Currency which could have been so purchased exceeds the sum originally due to such other party, such other party agrees to remit to such first party such excess.

                  (f) To the extent that any of the parties hereto has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, form jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution or judgment or otherwise) with respect to itself or any of its property each of the parties hereto hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement and the other Loan Documents. Each of the parties hereto agrees that the waivers set forth above shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of the United States of America and are intended to be irrevocable and not subject to withdrawal for purposes of such act.

                  SECTION 9.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 9.8 Waiver of Jury Trial. Each of the parties hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any of the Loan Documents or the actions of the Debt Coordinators, the Administrative Agent or the Collateral Trustee or any Lender Party in the negotiation, administration, performance or enforcement hereof or thereof.

                  SECTION 9.9 Appointment and Acknowledgment. Each Subsidiary of Group which is a party hereto hereby (i) irrevocably appoints Group as its representative in connection with the entering into of the Intercreditor Agreement, and agrees to be bound by the terms and provisions of the Intercreditor Agreement as though it had been a signatory thereto and (ii) acknowledges that Group will, concurrently with the execution and delivery of this Agreement, execute and deliver the Intercreditor Agreement in its individual capacity and as representative of each such Subsidiary.

                  SECTION 9.10 Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any Collateral Document now existing or hereafter entered into (excluding the Collateral Trust Agreement), the terms of this Agreement shall prevail. In the event of any conflict between this Agreement (or any portion thereof) and the Collateral Trust Agreement, the terms of the Collateral Trust Agreement shall prevail.

                  SECTION 9.11 Foreign Subsidiary Collateral Limitation. Notwithstanding any provision of any Loan Document to the contrary, (i) no more than 66% of the Equity Interests in or of any Foreign Subsidiary shall be pledged or similarly hypothecated to guaranty or support any Obligation of any U.S. Credit Party, (ii) no Foreign Subsidiary shall guaranty or otherwise support any Obligation of any U.S. Credit Party and (iii) no security or similar interest in the assets of any Foreign Subsidiary (other than not more than 66% of the Equity Interests in or of any Foreign Subsidiary) shall guarantee or support any Obligation of any U.S. Credit Party. The parties agree that any pledge, guaranty or security or similar interest made or granted in contravention of this Section 9.11 shall be void ab initio.


                [remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   THE BANK OF NOVA SCOTIA,
                                   as Administrative Agent
                                   and Debt Coordinator


                                   By:  /s/ John Hopmans
                                      ---------------------------------
                                      Title: Managing Director

                                   CITIBANK, N.A.,
                                   as Debt Coordinator


                                   By: /s/ Gregory W. Frenzel
                                      ----------------------------------
                                       Title: Vice President

                                   STATE STREET BANK AND
                                    TRUST COMPANY,
                                   as Collateral Trustee


                                   By: /s/ [Illegible]
                                      ----------------------------------
                                      Title: Vice President

                                   CITICORP USA, INC.


                                   By: /s/ Gregory W. Frenzel
                                      ----------------------------------
                                      Title: Vice President

                                   THE WARNACO GROUP, INC.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President, General
                                             Counsel and Secretary

                                   WARNACO INC.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------

                                      Title: Vice President, General
                                             Counsel and Secretary

                                   DESIGNER HOLDINGS LTD.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President, General
                                             Counsel and Secretary

                                   OUTLET STORES, INC.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary


                                   OUTLET HOLDINGS, INC.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   RIO SPORTSWEAR, INC.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   AEI MANAGEMENT CORPORATION


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   JEANSWEAR HOLDINGS, INC.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   CALVIN KLEIN JEANSWEAR COMPANY


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   CKJ HOLDINGS, INC.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   CKJ SOURCING, INC.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   ABBEVILLE MANUFACTURING COMPANY


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   KAI JAY MANUFACTURING COMPANY


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   NEW BEDFORD SHIPPERS CORP.

                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   MYRTLE AVENUE, INC.

                                   By: /s/ Carl J. Deddens
                                      ----------------------------------
                                      Title: Assistant Treasurer

                                   GREGORY STREET INC.


                                   By: /s/ Carl J. Deddens
                                       ----------------------------------
                                       Title: Treasurer

                                   WARNACO U.S., INC.

                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------

                                      Title: Vice President and Secretary

                                   WARNACO MEN'S SPORTSWEAR INC.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   C.F. HATHAWAY COMPANY


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   PENHALIGON'S BY REQUEST, INC.


                                   By: /s/ Linda Weinberger
                                      ----------------------------------
                                      Title: President and Secretary


                                   WARNACO VENTURES LTD.

                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Secretary

                                   VENTURES LTD.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Secretary

                                   A.B.S. CLOTHING COLLECTION, INC.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   WARNACO INTERNATIONAL, L.L.C.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Vice President and Secretary

                                   BLANCHE INC.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary


                                   184 BENTON STREET INC.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary


                                   WARNACO INTERNATIONAL INC.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary


                                   WARMANA LIMITED


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary


                                   WARNACO SOURCING INC.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary


                                   WARNER'S DE COSTA RICA INC.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary


                                   AUTHENTIC FITNESS CORPORATION


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary

                                   AUTHENTIC FITNESS PRODUCTS INC.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary


                                   AUTHENTIC FITNESS RETAIL INC.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary


                                   AUTHENTIC FITNESS ON-LINE INC.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary


                                   CCC ACQUISITION CORP.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary


                                   CCC ACQUISITION REALTY CORP.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary


                                   UBERTECH PRODUCTS INC.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary


                                   WARNACO PUERTO RICO, INC.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Vice President and Secretary

                                   WARNER'S (UNITED KINGDOM) LTD.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Power of Attorney


                                   WARNER'S (EIRE) TEORANTA


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Director


                                   PENHALIGON'S LIMITED


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Power of Attorney


                                   PENHALIGON'S & JEAVONS INVESTMENT
                                    COMPANY LIMITED


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Power of Attorney


                                   AUTHENTIC FITNESS OF CANADA INC.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Officer


                                   WARNACO OF CANADA COMPANY


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Director and Secretary

                                   WARNACO LAC ONE GmbH


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Director/Officer

                                   WARNACO LAC TWO GmbH


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Director/Officer


                                   ERATEX-WARNACO LAC TWO
                                    GmbH & CO. KG


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Director/Officer


                                   WARNER'S AIGLON S.A.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Officer


                                   CALVIN KLEIN FRANCE SA


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Officer


                                   WARNACO FRANCE SARL


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Officer


                                   PMJ S.A.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Officer


                                   IZKA S.C.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Officer


                                   LEJABY S.A.S


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Officer


                                   EURALIS S.A.S.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Officer


                                   WARNACO B.V.


                                   By: /s/ William S. Finkelstein   /s/ Stanley P. Silverstein
                                      --------------------------------------------------------
                                      Title: Director               Director

                                   WARNACO HOLLAND B.V.


                                   By: /s/ William S. Finkelstein   /s/ Stanley P. Silverstein
                                      --------------------------------------------------------
                                      Title: Director               Director

                                   WARNACO NETHERLANDS B.V.


                                   By: /s/ William S. Finkelstein   /s/ Stanley P. Silverstein
                                      --------------------------------------------------------
                                      Title: Director               Director

                                   WARNER'S COMPANY (BELGIUM) S.A.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Director

                                   DONATEX WARNACO S.A.


                                   By: /s/ Stanley P. Silverstein
                                      -----------------------------------
                                      Title: Director

                                   LINTEX-WARNACO S.A.

                                   By: /s/ William S. Finkelstein
                                      -----------------------------------
                                      Title: Director


                                   LENITEX-WARNACO
                                     HANDELSGESELLSCHAST m.b.H.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: President and Director


                                   WARNACO S.r.l.


                                   By: /s/ William S. Finkelstein    /s/ Stanley P. Silverstein
                                      ---------------------------------------------------------
                                      Title: Secretary

                                   WARNACO (HK) LTD.


                                   By: /s/ Stanley P. Silverstein
                                      ----------------------------------
                                      Title: Director, Vice President
                                             and Assistant Secretary

                                                                         ANNEX A

                                          COMMON TERMS AND RULES OF CONSTRUCTION
                                                          FOR THE LOAN DOCUMENTS

                               PART I. DEFINITIONS

        "Administrative Agent" has the meaning specified in the preamble to the Intercreditor Agreement.

        "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent with The Bank of Nova Scotia at its office at One Liberty Plaza, New York, New York 10006, Account No. 6136-30,
Reference: Warnaco Account, or such other account as the Administrative Agent shall specify in writing to the Debt Coordinators and Group.

        "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person shall include the power, direct or indirect, (a) to vote 10% or more of the securities or other interests having ordinary voting power for the election of directors or other managing Persons of such Person or (b) to direct or cause direction of the management and policies of such Person whether by contract or otherwise.

        "Agents" means each of the Lead Arrangers, the Arrangers, the Debt Coordinators, the Collateral Trustee, the Security Agent and the Administrative Agent, together, in each case, with any successor or successors of any thereof appointed pursuant to Article VI of the Intercreditor Agreement.

        "Agreement Value" means, (A) for each Hedge Agreement (other than the Equity Derivatives), on any date of determination, an amount determined by the Debt Coordinators equal to: (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the "Master Agreement"), the amount, if any, that would be payable by any Loan Party or any of its Subsidiaries to its counterparty to such Hedge Agreement, as if (i) such Hedge Agreement was being terminated early on such date of determination, (ii) such Loan Party or Subsidiary was the sole "Affected Party", and (iii) the Debt Coordinators were the sole parties determining such payment amount (with the Debt Coordinators making such determination pursuant to the provisions of the form of Master Agreement); or (b) in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party to such Hedge Agreement determined by the Debt Coordinators based on the settlement price of such Hedge Agreement on such date of determination, or
(c) in all other cases, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party to such Hedge Agreement reasonably determined by the Debt Coordinators as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party or Subsidiary exceeds (ii) the present value of the future cash flows to be received by such Loan Party or Subsidiary pursuant to such Hedge Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meanings set forth in the above described Master Agreement and
(B) with respect to each Equity Derivative, on any date of determination, an amount determined by the Debt Coordinators to be the total commitment under such Equity Derivative, which shall be equal to the sum of (a) the aggregate principal amount of each Equity Derivative Note on such date plus (b) the Forward Price (as defined in the Equity Forward Agreement for such Equity Derivative on the Effective Date) on such date multiplied by the number of shares of Group stock subject to such Equity Derivative.

         "Approved Accounting Firm" means Arthur Andersen LLP, Deloitte & Touche LLP, Ernst & Young LLP, PricewaterhouseCoopers LLP or KPMG Peat Marwick LLP, or any successor thereof.

        "Arrangers" has the meaning specified in the preamble to the Intercreditor Agreement.

        "Authorized Officer" means the Chairman of the Board, the Chief Financial Officer, the General Counsel, the Secretary or the Treasurer of a Person or any other officer designated as an

        "Authorized Officer" by the Board of Directors (or equivalent governing body) of such Person.

        "Bankruptcy Event" has the meaning specified in Section 5.1 of the Facility Agreement.

        "Bridge Facility" has the meaning specified on Schedule II to the Intercreditor Agreement.

        "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any eurodollar rate credit extensions, on which dealings are carried on in the London interbank market.

        "Capital Expenditures" for any period means all capital expenditures made by Group and its Subsidiaries during such period in accordance with GAAP, excluding (i) capital expenditures funded directly or indirectly with the proceeds of insurance or condemnation proceeds (to the extent of such insurance or condemnation proceeds received) and made to replace or repair the assets which are the subject of such casualty or condemnation, (ii) capital expenditures funded directly or indirectly with the Net Cash Proceeds of asset sales as described in clause (iv) of the definition of Net Cash Proceeds, (iii) capital expenditures consisting of like-kind exchanges not exceeding $5,000,000 in the aggregate and made in the ordinary course of business consistent with prior practice, (iv) in the case where actual Capital Expenditures (including any Specified Sale Leaseback Transactions) in any period of four consecutive Fiscal Quarters are equal to or exceed the sum of $30,000,000 plus projected Capital Expenditures for such period as specified in Schedule I to the Facility Agreement ("Projected CapEx"), an amount equal to: $30,000,000 less the actual dollar amount of Specified Sale Leaseback Transactions in such period; provided that such amount in this clause (iv) shall at no time exceed $30,000,000 and (v) in the case where actual Capital Expenditures (including any Specified Sale Leaseback Transactions) in any period of four consecutive Fiscal Quarters are less than the sum of $30,000,000 plus Projected CapEx, an amount (but not less than zero) equal to: $30,000,000 less the actual dollar amount of Specified Sale Leaseback Transactions in such period less an amount equal to (i) Projected CapEx plus $30,000,000 less (ii) actual Capital Expenditures (including any Specified Sale Leaseback Transactions) in such period.

        "Capitalized Leases" has the meaning specified in clause (e) of the definition of "Debt".

        "Cash Equivalents" means any of the following, to the extent owned by Group or any of its Subsidiaries free and clear of all Liens other than Liens created under the Collateral Documents and having a maturity of not greater than 180 days from the date of issuance thereof: (a) readily marketable direct obligations of the Government of the United States or any agency (including, without limitation, the Federal Home Loan Mortgage Association, the Federal Home Loan Bank, the Federal National Mortgage Association and the Governmental National Mortgage Association) or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that is a Lender Party or a member of the Federal Reserve System, which issues (or the parent of which issues) commercial paper rated at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the then equivalent grade) by S&P, is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion,
(c) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lender Parties) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations or (d) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited only to Investments of the character described in the foregoing clauses (a) through (c).

        "Cash Management Bank" has the meaning specified in the definition of "Cash Management Services".

        "Cash Management Register" has the meaning specified in Section 8.4(c) of the Intercreditor Agreement.

        "Cash Management Services" means daylight overdraft facilities or similar cash management accounts entered into by any Warnaco Entity with any financial institution in the ordinary course of business in an amount not to exceed $20,000,000 in an aggregate amount outstanding at any time for all such financial institutions; provided that Group and each respective financial institution party to such facility or maintaining such account ( a "Cash Management Bank") shall provide written notice to the Collateral Trustee of the existence and maximum amount of such facility or account for recordation in the Cash Management Register as provided in Section 8.4(c) of the Intercreditor Agreement, and provided further that each such facility or account shall be deemed to remain in place for purposes of compliance with the $20,000,000 aggregate amount specified above until written notice of the termination of such facility or account is delivered to the Collateral Trustee by Group and such Cash Management Bank, at which time the Collateral Trustee will delete such facility or account from the Cash Management Register.

        "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

        "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

        "Citibank" has the meaning specified in the preamble to the Intercreditor Agreement.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Collateral" means all "Collateral" referred to in the Collateral Documents (and any Covered Facility, as applicable) and all other property that is or is intended to be subject to any Lien in favor of the Collateral Trustee for the benefit of the Secured Parties.

        "Collateral Account" has the meaning specified in the Security
Agreement.

        "Collateral Documents" means, collectively, the Security Agreement, the Subsidiary Guaranty, the Parent Guaranty, each Mortgage, the Leasehold Assignments, the Intellectual Property Security Agreement, the Collateral Trust Agreement, the Foreign Collateral Documents, each of the collateral documents, instruments and agreements delivered pursuant to Section 2.5(k) and 2.14 of the Facility Agreement and each other agreement that creates or purports to create a Lien in favor of the Collateral Trustee for the benefit of the Secured Parties.

        "Collateral Trust Agreement" has the meaning specified in Section 6.1(a)(vii) hereto.

        "Collateral Trustee" has the meaning specified in the preamble to the Intercreditor Agreement.

        "Commerzbank" has the meaning specified in the preamble to the Intercreditor Agreement.

         "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

        "Contingent Obligation" means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other payment

Obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation,
(a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the Obligation of a primary obligor, (b) the Obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

        "Continuing Directors" means, as of any date, collectively, all members of the Board of Directors of Group (i) on the Effective Date and (ii) whose appointment or nomination for election was approved by a vote of at least 50% of the Continuing Directors in office immediately prior to such appointment or nomination.

        "Covered Documents" means, collectively, all of the agreements, instruments and documents evidencing the terms of the Covered Facilities, in each case as in effect from time to time.

        "Covered Facilities" means the Existing Facilities and the New
Facilities.

        "Credit Party" means any U.S. Credit Party and any Foreign Credit Party.

        "Debt" of any Person means, without duplication, the following:

         (a)      all indebtedness for borrowed money,

         (b) all Obligations of such Person for the deferred purchase price of property or services (other than (1) Obligations of the type specified in Section 2.6(b)(vi), (vii), (viii), (ix), (x) and (xi) of the Facility Agreement, (2) trade payables not overdue by more than 90 days incurred in the ordinary course of such Person's business and (3) trade payables incurred in the ordinary course of such Person's business which are overdue by more than 90 days, (A) which are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP and (B) as to which there shall be any period of 10 consecutive days during which a stay of any enforcement, collection, execution, levy or foreclosure proceedings, if commenced, shall not be in effect), including, without limitation, the Trade Credit Facility,

        (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments,

        (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property),

        (e) all Obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases ("Capitalized Leases"),

        (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities,

        (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person or any warrants, rights or options to acquire such Equity Interests, valued, in the case of Redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends,

        (h) all Obligations of such Person in respect of Hedge Agreements,

        (i) all Contingent Obligations of such Person, and

        (j) all Debt referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

        "Debt Coordinators" has the meaning specified in the preamble to the Intercreditor Agreement

         "Debt Rating" means, as of any date, the ratings that have been most recently announced by S&P and Moody's for any class of non-credit enhanced long-term senior unsecured debt issued by Group in effect on such date, provided that if such ratings are (i) both "investment grade" (BBB- or Baa3 or higher) but shall fall within different levels, the higher of such ratings shall apply or (ii) either or both below "investment grade" but shall fall within different levels, the lower of such ratings shall apply (except that if the ratings specified in Level 4 of the pricing grids in Section 2.4 are in effect, the pricing specified for Level 4 in such grids shall apply); provided further that if neither S&P nor Moody's shall have in effect such a rating, the pricing specified in Level 7 of the pricing grids in Section 2.4 shall apply. For purposes of the foregoing, if (a) only one of S&P and Moody's shall have in effect a Debt Rating, the pricing specified in the pricing grids in Section 2.4 shall be determined by reference to the available rating; (b) any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is reported to Group; and (c) S&P or Moody's shall change the basis on which ratings are established, each reference above to the Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

        "Debt Termination Date" means the date on which (i) all loans or other credit extensions and all outstanding reimbursement obligations in respect of letters of credit and bankers' acceptances under all Covered Facilities have been paid in full, (ii) all commitments to lend or issue any letter of credit or bankers' acceptance or provide any other credit extension under any Covered Facility have been terminated, and (iii) all letters of credit and bankers' acceptances under any Covered Facility shall have either been cancelled or cash collateralized or covered by a back-up letter of credit in a manner satisfactory to the issuing bank thereof.

        "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

        "Defaulted Advance" means, with respect to any Lender Party at any time under a Covered Facility, the portion of any loan, letter of credit, bankers' acceptance or other credit extension required to be made by such Lender Party to or for the account of a Loan Party under such Covered Facility at or prior to such time that has not been made by such Lender Party or by any agent or representative for the account of such Lender Party as of such time.

        "Defaulted Amount" means, with respect to any Lender Party at any time, any amount required to be paid by such Lender Party to any agent or other representative of such Lender Party or made available (including in respect of any letter of credit or bankers' acceptance) to or for the account of any Loan Party or to any other Lender Party hereunder or under any other Loan Document or Covered Facility at or prior to such time that has not been so paid as of such time.

        "Defaulted Facility" has the meaning specified in Section 2.3 of the Intercreditor Agreement.

        "Defaulting Lender" means, at any time, any Lender Party that, at such time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take any action or be the subject of any action or proceeding of a type described in
Section 5.1(f) of the Facility Agreement.

        "Derivative Agreements" means, collectively, the Secured Hedge Agreements and the Equity Derivatives.

        "Designated Capital Markets Transaction" means the (a) incurrence or issuance by any Loan Party or any of its Subsidiaries of any Debt other than Debt which is secured on a pari passu basis with the Covered Facilities and/or
(b) sale or issuance by any Loan Party or any of its Subsidiaries of any Equity Interests (other than the issuance by Group of options or stock to officers or employees of Group); in either case in a public or private transaction.

        "DHL Convertible Debentures" means the 6% Convertible Subordinated Debentures Due 2016 issued under the November 6, 1996 Indenture between Designer Holdings Ltd. and IBJ Schroeder Bank & Trust Company.

        "Dollars" and "$" means lawful money of the United States.

        "Domestic Subsidiary Guaranty" means a guaranty substantially in the form of Exhibit C hereto.

        "Domestic Subsidiary Guaranty Supplement" means the guaranty supplement in substantially the form attached to the Domestic Subsidiary Guaranty.

        "Domestic Subsidiary" means any direct or indirect Subsidiary of Group incorporated or formed under the laws of a state of the United States or any territory thereof.

        "EBITDA" means, for any period, net income (or net loss) from operations, determined (i) without giving effect to (A) non-cash extraordinary and non-recurring gains or losses, (B) gains or losses resulting from the sale of any asset for proceeds of $500,000 or more or (C) all cash extraordinary or non-recurring (1) employee severance and benefit costs, (2) costs arising from the permanent closing or realignment of any owned or leased real property locations, (3) costs arising from the early termination of any leases or other contracts and (4) legal and other administrative and other related costs incurred in connection with the foregoing clauses (1) through (3); provided that no more than an aggregate amount of $50,000,000 may be included in EBITDA until the Termination Date pursuant to this clause (C) and (ii) with giving effect to the non-recurring gain realized from the sale of equity interests of Interworld Corporation; plus, to the extent deducted in calculating such net income (loss), the sum of (a) Interest Expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense and (e) restructuring charges taken through the Fiscal Quarter ended July 1, 2000; in each case determined in accordance with GAAP.

        "Effective Date" has the meaning specified in Section 4.1 of the Intercreditor Agreement.

        "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and

(b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

        "Environmental Law" means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or judicially enforceable agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

        "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

        "Equity Derivative Note" means each Modification Note and each Subsequent Note referred to in items B.18 and B.19 on Schedule II of the Intercreditor Agreement.

        "Equity Derivatives" means, collectively, items B.18 and B.19 on
Schedule II of the Intercreditor Agreement, in each case as amended, modified or otherwise supplemented to the date hereof.

        "Equity Interests" means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

        "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

        "ERISA Event" means (a)(i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC or
(ii) the requirements of Section 4043(b) of ERISA apply with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to

Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to
Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

        "Events of Default" has the meaning specified in Section 5.1 of the Facility Agreement.

        "Excluded Foreign Subsidiary" means a direct or indirect Foreign Subsidiary of Group which is not a Foreign Credit Party.

        "Excluded Intellectual Property" means those items of intellectual property specified on Schedule 2.6(d)(vi) of the Facility Agreement.

        "Excluded Person" means (i) Linda J. Wachner or (ii) any trust of which Linda J. Wachner is the sole trustee or is a trustee with effective control over the voting stock held by such trust or over the management or policies of Group (or, in case of her death or disability, another trustee of comparable experience and ability selected by Group within 180 days thereafter after consultation with the Debt Coordinators).

         "Excluded Property" means (i) any owned real property that is not Material Real Property, (ii) any leased real property that is not Material Leased Property, (iii) any registration of intellectual property in a jurisdiction other than the United States and Included Foreign Jurisdictions,
(iv) general intangibles or other rights arising under contracts as to which the grant of a security interest therein would constitute a violation of a valid and enforceable restriction on such grant, unless and until any required consents shall have been obtained or such restrictions are rendered ineffective as a matter of law (at which time the Collateral will include such General Intangibles and other rights automatically and without any further action by any Grantor, the Collateral Trustee or any other Person), but all proceeds of any such contracts (and the right to receive future proceeds) shall not be "Excluded Property", (v) property subject to purchase money financing and Capitalized Leases permitted under Section 2.6(b)(iii), (iv) and (xiv) of the Facility Agreement, (vi) interests in the Trust Stock and any shares of Designer Holdings Ltd. into which such interests are converted pursuant to the TOPRs Documents and
(vii) all accounts receivable and related property sold under the Securitization Facility.

         "Existing Facilities" means each of the credit facilities listed on
Schedule II of the Intercreditor Agreement.

        "Extending Facilities" means the Existing Facilities identified in
Schedule II to the Intercreditor Agreement under the heading "Extending Facilities".

        "Extraordinary Receipt" means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including, without limitation, each tax refund in excess of $100,000 (provided that 10% of each tax refund in excess of $100,000 received at any time by Group shall not constitute "Extraordinary Receipts"), pension plan reversions, judgment and settlement awards (other than any amounts received as compensation for actual economic losses) in each case in excess of $100,000, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments (other than any amounts received as compensation for actual economic losses) in each case in excess of $100,000 and any purchase price adjustment in excess of an aggregate of $1,000,000 per Fiscal Year received in connection with any purchase agreement; provided that an Extraordinary Receipt shall not include cash receipts received from proceeds of insurance or condemnation awards (or payments in lieu thereof) (i) of less than $1,000,000 in respect of any single casualty event, (ii) in respect of loss or damage to equipment, fixed assets, inventory or real property which are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets, inventory or real property in respect of which such proceeds were received, so long as such application, or a contractual commitment to apply such funds or replace such property, is made no later than 60 days after the receipt by such Person of such funds (provided that the Debt Coordinators may extend the 60 day time period specified in this clause (ii) by up to an additional 45 days if requested by Group) or (iii) received by any Person in respect of any third party claim against such Person and applied within a reasonable period of time to pay (or to reimburse such Person for its prior payment of) such claim.

        "Facility Agreement" has the meaning specified in Section 4.1(a)(ii) of the Intercreditor Agreement.

        "Fiscal Quarter" means a fiscal quarter of Group and its Consolidated Subsidiaries ending on or about March 31, June 30, September 30 and December 31 of each year.

        "Fiscal Year" means a fiscal year of Group and its Consolidated Subsidiaries ending on or about December 31 of each year.

        "Fixed Charge Coverage Ratio" means, for any period of four consecutive Fiscal Quarters, on a Consolidated basis, the ratio of (a) an amount equal to EBITDA of Group and its Subsidiaries for such period, less the aggregate of all Capital Expenditures made by Group and its Subsidiaries during such period to
(b) the sum of (i) all cash Interest Expense of Group and its Subsidiaries paid or accrued during such period, (ii) all cash taxes paid by Group and its Subsidiaries for such period (net of tax refunds received in such period), (iii) all principal amortization payments made by Group and its Subsidiaries for such period and (iv) all cash dividends paid by Group for such period in respect of Designated Capital Markets Transactions. "Foreign Collateral Documents" means, collectively, all documents, instruments and agreements specified on Schedule IV to the Facility Agreement, each of the collateral documents, instruments and agreements delivered pursuant to Section 2.5(k) and
2.14 of the Facility Agreement and each other agreement that creates or purports to create a Lien on property or assets of the Foreign Credit Parties in favor of the Collateral Trustee for the benefit of the Secured Parties or grants or purports to grant a power of attorney to any Person for purposes of creating such a Lien.

        "Foreign Credit Party" means any Foreign Subsidiary organized under the laws of any Included Foreign Jurisdiction, or that is an Included Foreign Subsidiary. Unless otherwise expressly provided, a Subsidiary which either (i) is classified as inactive or dormant (or other similar designation) under the applicable laws of any Included Foreign Jurisdiction or (ii) has assets with an aggregate fair market value of less than $150,000 shall not be considered a

        "Foreign Credit Party" for purposes of this definition.

        "Foreign Facilities" means, collectively, items A.3, B.2 through B.4,
B.9 and B.17 on Schedule II of the Intercreditor Agreement.

        "Foreign Subsidiary" means a direct or indirect Subsidiary of Group which is not a Domestic Subsidiary.

        "Fully Satisfied" means, with respect to the Payment Obligations as of any date, that, on or before such date, (a) the principal of (or, as applicable, stated or face amount of) and interest accrued to such date on all outstanding loans, reimbursement obligations in respect of letters of credit and bankers' acceptances and other credit extensions shall have been paid in full in cash,
(b) all commitments to lend, issue any letter of credit, bankers' acceptance or other credit extension shall have been terminated in full, (c) all outstanding letters of credit and bankers' acceptances shall have been (i) terminated or
(ii) cash collateralized by an amount sufficient in the reasonable judgment of the Debt Coordinators to secure any claims thereunder or (iii) supported by one or more letters of credit or other instruments on terms and conditions, and with one or more financial institutions, reasonably satisfactory to the Debt Coordinators and (d) all fees, expenses and other amounts then due and payable which constitute Payment Obligations shall have been paid in full in cash; provided, however, that on such date none of the Agents or any Lender Party shall have made any other claims in respect of Payment Obligations against any Loan Party under any provision of any of the Loan Documents or Covered Facilities that has not been cash collateralized by an amount sufficient in the reasonable judgment of the Debt Coordinators and any such Lender Party to secure such claim.

        "GAAP" has the meaning specified in Section 1.2 of the Intercreditor Agreement.

        "Group" has the meaning specified in the preamble of the Intercreditor Agreement.

        "Hazardous Materials" means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

        "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency forward or option contracts and other hedging agreements.

        "Hedge Bank" means any Lender Party or an Affiliate of a Lender Party in its capacity as a party to a Secured Hedge Agreement.

        "Immaterial Subsidiary" means, as of any date of determination, any direct or indirect Subsidiary of Group that (i) does not hold any material trademarks or other intellectual property and (ii) on a Consolidated basis with its Subsidiaries (A) has assets with an aggregate fair market value of less than $1,000,000 or (B) had revenues of less than $1,000,000 during the past 12-month period.

        "Included Foreign Jurisdictions" means Canada, Germany, France, the United Kingdom, the Netherlands, Belgium, Mexico, Hong Kong and Barbados, and each other jurisdiction of organization, if any, of the Included Foreign Subsidiaries.

        "Included Foreign Subsidiary" means any Foreign Subsidiary not otherwise an existing Foreign Credit Party, and which has, as of any date of determination on a Consolidated basis with its Subsidiaries, as calculated in accordance with GAAP, (i) EBITDA for the last four Fiscal Quarters of at least $5,000,000 or
(ii) total assets as of the last day of the most recently ended Fiscal Quarter of at least $20,000,000.

        "Indebtedness for Borrowed Money" of any Person means all Debt of such Person for borrowed money or evidenced by notes, bonds, debentures or other similar instruments (other than Trust Stock and DHL Convertible Debentures, both as in effect on the Effective Date), all Obligations of such Person for the deferred purchase price of any property, service or business (other than trade accounts payable incurred in the ordinary course of business and constituting current liabilities, but including all loans in excess of $350,000,000 under the Trade Credit Facility and under the New Trade Credit Facility), and all Obligations of such Person under Capitalized Leases (limited in each case to the principal amount thereof); provided that Indebtedness for Borrowed Money (i) shall exclude (A) Specified Debt and (B) all amounts under any Securitization Facility that are classified, in accordance with GAAP, as credit extensions from the receivables servicer rather than purchases of accounts receivable, as resulting from any modification of the securitization structure in effect as of the Effective Date, as such modification is made and agreed to from time to time by the applicable servicer, Group and the Debt Coordinators and (ii) on any testing date shall be (A) decreased (increased) by the amount which "Total Outstanding Capital" (or similar term) under and as defined in the Securitization Facility is less (more) than the projected outstanding amount under the Securitization Facility for such time as specified in Schedule II to the Facility Agreement, provided that such amount in this clause (ii) shall not exceed $25,000,000 unless, and only to the extent, such increase (decrease) is due to a change in the structure of the Securitization Facility.

        "Intellectual Property Security Agreement" has the meaning specified in
Section 6.1(a)(vi) of the Facility Agreement.

        "Interest Expense" means, with respect to any Person for any period of measurement, the excess, if any, of (a) interest expense (whether cash or accretion) of such Person during such period determined in accordance with GAAP (but excluding interest expense with respect to the Specified Debt), and shall include in any event, without limitation, interest expense with respect to all loans, bankers' acceptances and all letter of credit fees under the Trade Credit Facility, the Interim Trade Credit Facility and the New Trade Credit Facility, and, without duplication, interest expense with respect to Indebtedness for Borrowed Money, payments under interest rate Hedge Agreements (in the case of any interest rate cap, amortized over the life thereof) and cash interest payments made in respect of the Trust Stock over (b) interest income of such Person for such period, including, without limitation, payments received under interest rate Hedge Agreements.

        "Interim Trade Credit Facility" means the Letter of Credit Agreement dated as of July 27, 2000 among Warnaco, Group, certain of its Subsidiaries and The Bank of Nova Scotia.

        "Inventory" means all Inventory referred to in the Security Agreement.

        "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any Equity Interests or Debt or the assets comprising a division or business unit or a substantial part or all of the business of such Person, any capital contribution to such Person or any other direct or indirect investment in such Person, including, without limitation, any acquisition by way of a merger or consolidation and any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i) or (j) of the definition of "Debt" in respect of such Person.

        "Joinder Agreement" means a Joinder Agreement in substantially the form of Exhibit G of the Facility Agreement.

        "L/C Related Liens" means Liens on any bills of lading, airway bills, receipts and other applicable documents of title (and inventory and goods covered thereby) delivered with respect to letters of credit issued for the benefit of suppliers of inventory under the Foreign Facilities.

        "Lead Arrangers" has the meaning specified in the preamble of the Intercreditor Agreement.

        "Leasehold Assignments" has the meaning specified in Section 6.1(a)(v) of the Facility Agreement.

        "Lender Parties" means the lenders, counterparties and other providers of credit from time to time parties to the Covered Facilities.

        "Leverage Ratio" means, on the last day of any Fiscal Quarter on a Consolidated basis for Group and its Subsidiaries, the ratio of (i) Consolidated Indebtedness for Borrowed Money as of such date to (ii) Consolidated EBITDA for the four consecutive Fiscal Quarters ending on such date.

        "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

        "Loan Documents" means, collectively, the Intercreditor Agreement, the Facility Agreement, the Collateral Documents, each Joinder Agreement and the Secured Hedge Agreements, in each case as the same may be amended, modified or supplemented from time to time.

        "Loan Parties" means, collectively, Group and each of its Subsidiaries who have executed and delivered this Agreement or any other Loan Document.

        "Long-Term Facilities" means, collectively, items A.2 and A.3 on
Schedule II of the Intercreditor Agreement, and any New Facility that has a final maturity date after the Termination Date.

        "Margin Stock" has the meaning specified in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

        "Material Adverse Change" means any material adverse change in the (a) business, condition (financial or otherwise), operations, performance, properties or prospects of Group and its Subsidiaries, taken as a whole, since January 1, 2000, (b) ability of the Loan Parties to perform their respective obligations under the Loan Documents or (c) ability of the Administrative Agent, the Debt Coordinators, the Collateral Trustee or the Lender Parties to enforce the Loan Documents.

        "Material Adverse Effect" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of Group and its Subsidiaries, taken as a whole, (b) the rights and remedies of the Administrative Agent, the Debt Coordinators, the Collateral Trustee or any Lender Party under any Loan Document or (c) the ability of any Loan Party to perform its Obligations under any Loan Document to which it is a party.

        "Material Real Property" means all fee-owned real property of any Loan Party (a) having a fair market value in excess of $1,000,000 as of the Effective Date, or if later, the date of acquisition thereof or (b) that the Debt Coordinators determine is material to the business, condition (financial or otherwise) operations, performance or properties of Group and its Subsidiaries, taken as a whole.

        "Material Leased Property" means all real estate leasehold properties of any Loan Party other than those (a) with respect to which the aggregate rental payments under the term of the lease in any year are less than $1,000,000 or (b) that relate to a site the loss of which would not otherwise have a material adverse effect on the production, distribution or sales of Group and its Subsidiaries, taken as a whole, or in any material geographic region where business is conducted at any time by Group and its Subsidiaries.

        "Moody's" means Moody's Investors Service, Inc.
         -------

        "Morgan" has the meaning specified in the preamble of the Intercreditor Agreement.

        "Mortgage" has the meaning specified in Section 6.1(a)(v).

        "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

        "Multiple Employer Plan" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

        "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset (an "Asset Sale") or the incurrence or issuance of any Debt or the sale or issuance of any Equity Interests (including, without limitation, any capital contribution) by any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction (excluding any cash received by any Warnaco Entity as a result of the sale or issuance of Capital Stock to, or receipt of a capital contribution from, another Warnaco Entity) after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting or placement fees and discounts, legal fees and expenses, finder's fees and other similar fees, expenses and commissions, (b) the amount of taxes payable in connection with or as a result of such transaction, (c) the amount of any Debt secured by a Lien on such asset that, by the terms of the agreement or instrument governing such Debt, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or any Loan Party or any Affiliate of any Loan Party and are properly attributable to such transaction or to the asset that is the subject thereof (whether as principal, interest, prepayment premium or similar expense) and (d) in the case of subleased property, the amount due under the underlying lease; provided however, that (i) in the case of taxes that are deductible under clause (b) above but for the fact that, at the time of receipt of such cash, such taxes have not been actually paid or are not then payable, such Loan Party or such Subsidiary may deduct an amount (the "Reserved Amount") equal to the amount reserved in accordance with GAAP for such Loan Party's or such Subsidiary's reasonable estimate of such taxes, other than taxes for which such Loan Party or such Subsidiary is indemnified, (ii) at the time such taxes are paid, an amount equal to the amount, if any, by which the Reserved Amount for such taxes exceeds the amount of such taxes actually paid shall constitute "Net Cash Proceeds" for all purposes hereunder, (iii) the proceeds of any Asset Sale for an amount less than $500,000 shall not constitute Net Cash Proceeds and (iv) the proceeds of any Asset Sales of less than $20,000,000 in the aggregate that are reinvested (or contractually committed to be reinvested) in assets used or useful in the business of Group and its Subsidiaries within 90 days after the date of such Asset Sale shall not constitute Net Cash Proceeds (provided that the Debt Coordinators may extend the 90 day time period specified in this clause (iv) by up to an additional 45 days if requested by Group).

        "New Facilities" means those credit facilities entered into on or after the Effective Date (i) pursuant to Section 2.4 of the Intercreditor Agreement,
(ii) pursuant to which the lenders and other financial institutions party thereto become a party to the Intercreditor Agreement by executing and delivering to the Administrative Agent a Joinder Agreement in accordance with
Section 8.4 of the Intercreditor Agreement (except that, with respect to the New Trade Credit Facility, the execution and delivery of the Intercreditor Agreement by the Lender Parties party to the Trade Credit Facility shall be sufficient to classify the New Trade Credit Facility as a New Facility) and (iii) which will in no case, other than in the New Trade Credit Facility, provide for any scheduled payment of principal prior to the Termination Date. The Equity Derivative Notes shall be Existing Facilities and not New Facilities. The New Trade Credit Facility shall be a New Facility.

        "New Trade Credit Facility" means the Credit Agreement, dated as of the Effective Date, among Warnaco Inc., as U.S. Borrower, Designer Holdings, Ltd., as Sub Borrower, Authentic Fitness Products Inc. and those wholly-owned domestic subsidiaries designated therein as Warnaco Sub Borrowers, Warnaco (HK) Ltd., Warnaco B.V., Warnaco Netherlands B.V. and Warnaco Holland B.V., as Foreign Borrowers, The Warnaco Group, Inc., the financial institutions from time to time party thereto as Lenders, Societe Generale, as Documentation Agent, Citibank, N.A., as Syndication Agent and Scotiabank, as Administrative Agent, as the same may be amended from time to time.

        "NPL" means the National Priorities List under CERCLA.

        "Obligation" means, with respect to any Person, any obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 5.1(f) of the Facility Agreement. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents and

Covered Facilities include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document or Covered Facility and (b) the obligation to reimburse any amount in respect of any of the foregoing that any Lender Party or Agent, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

        "Old Five-Year Credit Agreement" means item A.1 on Schedule II of the Intercreditor Agreement.

        "Other Taxes" has the meaning specified in Section 2.12(b) of the Facility Agreement.

        "Parent Guaranty" has the meaning specified in Section 6.1(a)(iv) of the Facility Agreement.

        "Payment Obligations" shall mean all principal, interest, fees, reimbursement obligations, letter of credit and bankers' acceptance commissions, charges, expenses, attorneys' fees and expenses, indemnities and any other amounts payable by the Loan Parties under the Loan Documents and the Covered Facilities.

        "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

        "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced:

         (a) Liens, other than in favor of the PBGC, arising out of judgments or awards in respect of which Group or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review and in respect of which it shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided it shall have set aside on its books adequate reserves, in accordance with GAAP, with respect to such judgment or award and provided further that the aggregate amount secured by such Liens does not exceed $5,000,000 in any one case or $10,000,000 in the aggregate;

        (b) Liens for taxes, assessments or governmental charges or levies, that are permitted under Section 2.5(b) of the Facility Agreement;

        (c) deposits, Liens or pledges to secure payments of workmen's compensation and other payments, unemployment and other insurance or social security obligations, or the performance of bids, tenders, leases, contracts (other than contracts for the payment of money), public or statutory obligations, surety, stay or appeal bonds, or other similar obligations arising in each case in the ordinary course of business;

        (d) mechanics', workmen's, repairmen's, warehousemen's, vendors' or carriers' Liens or other similar Liens arising in the ordinary course of business and securing sums which are not past due, or deposits or pledges to obtain the release of any such Liens;

        (e) statutory landlord's Liens under leases to which Group or any of its Subsidiaries is a party;

        (f) leases or subleases granted to other Persons not materially interfering with the conduct of the business of Group and its Subsidiaries, taken as a whole;

        (g) zoning restrictions, easements, rights of way, licenses and restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such property in the normal operation of the business of Group or any of its Subsidiaries or the value of such property for the purpose of such business;

        (i) statutory or common law Liens (such as rights of set-off) on deposit accounts of Group and its Subsidiaries and other Liens under the Covered Facilities; and

        (j) amounts delivered pursuant to Section 4 of the Memoranda of Understanding as in effect on the Effective Date and referred to in items B.18 and B.19 of Schedule II to the Intercreditor Agreement.

        "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

        "Plan" means a Single Employer Plan or a Multiple Employer Plan.

        "Pledged Debt" has the meaning specified in the Security Agreement.

        "Pro Rata" means on a ratable basis for each Covered Facility, taking into account (without double counting) the principal amount of all outstanding loans and reimbursement obligations, the undrawn amount of any letters of credit, the outstanding amount of all bankers' acceptances, the amount of all undrawn commitments and, in respect of any Derivative Agreement, the mark-to-market valuation thereof or total commitments thereunder, as applicable, calculated as specified in the definition of "Agreement Value".

        "Receivables" means all Receivables referred to in the Security
Agreement.

        "Redeemable" means, with respect to any Equity Interest, any Debt or any other right or Obligation, any such Equity Interest, Debt, right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder; provided, however, that an Equity Interest shall not be considered Redeemable solely because the holders thereof have the right to require the issuer to repurchase such Equity Interest upon the occurrence of a "change of control" or an "asset sale" if the terms of such Equity Interest provide that the issuer may not repurchase or redeem any such Equity Interest pursuant to such provisions unless such repurchase or redemption is subject to the

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condition that all Payment Obligations be Fully Satisfied or is otherwise permitted under this Agreement.

        "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

        "Responsible Financial Officer" means the chief financial officer, the treasurer or the controller.

        "Required Lenders" means, at any time Lender Parties owed or holding at least a majority in interest of the sum of the (a) aggregate principal amount of all loans outstanding at such time under the Covered Facilities, (b) aggregate available amount of all letters of credit, bankers' acceptances and other credit extensions outstanding at such time under the Covered Facilities and (c) aggregate unused commitments at such time under the Covered Facilities; provided, however, that if any Lender Party shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (A) the aggregate principal amount of the loans owing to such Lender Party (in its capacity as a Lender Party) and outstanding at such time, (B) such Lender Party's pro rata share of all letters of credit, bankers' acceptances and other credit extensions outstanding at such time under the Covered Facilities and (C) the aggregate unused commitments of such Lender Party at such time under the Covered Facilities. For purposes of the application of this definition in
Section 2.2 of the Intercreditor Agreement, Obligations owing under Derivative Agreements shall not be counted in the determination of

        "Required Lenders", except to the extent of net obligations owing to any Lender Party under the Equity Derivatives, as calculated based on mark-to-market valuations thereof (calculated as specified in the definition of "Agreement Value") at the time of such vote or other action by the Required Lenders under
Section 2.2 of the Intercreditor Agreement. For purposes of the application of this definition in respect of any amendment or waiver of any provision of
Section 2.7 of the Facility Agreement, the sum of the (a) aggregate capital outstanding under the Securitization Facility and (b) aggregate unused purchase commitments under the Securitization Facility shall be counted in the determination of "Required Lenders".

        "Revolving Facilities" means those facilities numbered A.1 through A.3, B.3, B.4, and B.10 through B.15 on Schedule II to the Intercreditor Agreement, and any New Facilities that are revolving loan facilities.

        "S&P" means Standard & Poor's Ratings Group, currently a division of The McGraw-Hill Companies, Inc., or any successor thereto.

        "Scotiabank" has the meaning specified in the preamble of the Intercreditor Agreement.

        "Secured Hedge Agreements" means any Hedge Agreement permitted under
Section 2.6(b)(v) of the Facility Agreement that is entered into by and between any Loan Party and any Hedge Bank.

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




        "Secured Obligations" has the meaning specified in the Security Agreement, provided that, notwithstanding anything else to the contrary contained herein or in any other Loan Document, all Obligations of any Warnaco Entity in respect of Cash Management Services shall constitute Obligations under the Loan Documents for purposes of the definition of "Secured Obligations" as used in the Loan Documents.

        "Secured Parties" means the Agents and the Lender Parties.

        "Securitization Facility" means, collectively, the Receivables Purchase Agreement dated as of the Effective Date among Warnaco Operations Corporation, as seller, Gregory Street, Inc., as servicer, Liberty Street Funding Corp. and Corporate Asset Funding Corp., as investors, The Bank of Nova Scotia, as agent, and Citicorp North America, Inc., as the co-agent; and any replacement or successor facility or facilities in a maximum amount at any time of up to $300,000,000 and the form and substance of which are reasonably acceptable to the Debt Coordinators.

        "Security Agent" has the meaning specified in the preamble to the Intercreditor Agreement.

        "Security Agreement" has the meaning specified in Section 6.1(a)(ii) of the Facility Agreement.

        "SG" has the meaning specified in the preamble of the Intercreditor Agreement.

        "Short-Term Facilities" means, collectively, items A.1, A.4, A.7 and B.1 through B.17 on Schedule II of the Intercreditor Agreement and any New Facility with a maturity date on the Termination Date.

        "Single Employer Plan" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

        "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to

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become an actual or matured liability.

        "Specified Debt" means Debt of Group incurred pursuant to that certain
(i) Memorandum of Understanding dated as of September 19, 2000 between Group and SunTrust Bank and (ii) Memorandum of Understanding dated as of September 19, 2000 between Group and Scotia Capital (U.S.A.) Inc.

        "Specified Facility" has the meaning specified on Schedule II to the Intercreditor Agreement.

        "Specified Facility Lender" means the Lender Party to the Specified Facility.

        "Specified Parameters" means, with respect to (i) Debt, any such Debt
(A) which is (1) unsecured or (2) secured by liens which are fully subordinated and junior in right of payment to the prior indefeasible payment in full in cash of all Obligations under the Existing Facilities, the New Trade Credit Facility and the Loan Documents, without rights of the secured party under such Debt to receive any payment or distribution of any kind or character or to vote or direct enforcement actions or remedies, or block enforcement actions of the Collateral Trustee, in each case with respect to the Collateral, until all Payment Obligations are Fully Satisfied, (B) which is at or below a market rate of interest for comparable instruments at such time, (C) with respect to which no principal payments may be made prior to May 17, 2005, (D) which could not impair the value of or have an adverse effect on the Existing Facilities or the Covered Facilities or the rights or interests of the Lender Parties thereunder and (E) which has no additional or more restrictive covenants, defaults, required prepayment, required redemption or other similar terms more restrictive or onerous on, or less favorable to, Group and its Subsidiaries, or any of the Loan Parties, than those contained in the Existing Facilities or the Covered Facilities and (ii) Equity Interests, any such Equity Interests (A) which could not impair the value of or have an adverse effect on the Existing Facilities or the Covered Facilities or the rights or interests of the Lender Parties thereunder, (B) the economic terms of which are at or below the market rate for comparable instruments at such time, (C) with respect to which no redemptions may be made or other premiums paid prior to May 17, 2005 and (D) which have no additional or more restrictive covenants, defaults or other similar terms more restrictive or onerous on, or less favorable to, Group and its Subsidiaries, or any of the Loan Parties, than comparable terms contained in the Existing Facilities or the Covered Facilities. Notwithstanding the foregoing, any Debt or Equity Interest that would not satisfy the Specified Parameter requirements solely because the holders thereof have the right to require Group or any of its Subsidiaries to repurchase such Debt or Equity Interest upon the occurrence of a "change of control" or an "asset sale" shall be deemed to satisfy the Specified Parameter requirements if the terms of such Debt or Equity Interest provide that Group or such Subsidiary may not repurchase or redeem any such Debt or Equity Interest pursuant to such provisions unless such repurchase or redemption is subject to all Payment Obligations being Fully Satisfied, or is otherwise permitted under the Facility Agreement.

        "Specified Sale-Leaseback Transaction" means a transaction pursuant to which a Warnaco Entity sells fixed assets to a third party in an amount at least equal to the book value therefor and


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simultaneously enters into an operating lease or a Capitalized Lease otherwise permitted under Section 2.6(b)(iv) of the Facility Agreement with respect thereto, in each case within 365 days of the date such assets were acquired.

        "SSBI" has the meaning specified in the preamble of the Intercreditor Agreement.

        "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

        "Subsidiary Guaranty" has the meaning specified in Section 6.1(a)(iii).

        "Supermajority Lenders" means, at any time Lender Parties owed or holding at least 66- 2/3% in interest of the sum of the (a) aggregate principal amount of all loans outstanding at such time under the Covered Facilities, (b) aggregate available amount of all letters of credit, bankers' acceptances and other credit extensions outstanding at such time under the Covered Facilities and (c) aggregate unused commitments at such time under the Covered Facilities; provided, however, that if any Lender Party shall be a Defaulting Lender at such time, there shall be excluded from the determination of Supermajority Lenders at such time (A) the aggregate principal amount of the loans owing to such Lender Party (in its capacity as a Lender Party) and outstanding at such time, (B) such Lender Party's pro rata share of all letters of credit, bankers' acceptances and other credit extensions outstanding at such time under the Covered Facilities and (C) the aggregate unused commitments of such Lender Party at such time under the Covered Facilities. For purposes of the application of this definition in
Section 2.2 of the Intercreditor Agreement, Obligations owing under Derivative Agreements shall not be counted in the determination of "Supermajority Lenders", except to the extent of net obligations owing to any Lender Party under the Equity Derivatives, as calculated based on mark-to-market valuations thereof (calculated as specified in the definition of "Agreement Value") at the time of such vote or other action by the Supermajority Lenders under Section 2.2 of the Intercreditor Agreement. For purposes of the application of this definition in respect of any amendment or waiver of any provision of Section 2.7 of the Facility Agreement, the sum of the (a) aggregate capital outstanding under the Securitization Facility and (b) aggregate unused purchase commitments under the Securitization Facility shall be counted in the determination of " Supermajority Lenders".

        "Taxes" has the meaning specified in Section 2.12(a) of the Facility Agreement.

        "Termination Date" means August 12, 2002.


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




        "TOPRs Documents" means the Indenture dated as of November 6, 1996 between Designer Holdings Ltd. and IBJ Schroeder Bank & Trust Company, and all related documents relating to the Trust and Trust Stock.

        "Total Bank Outstandings" of Group and its Subsidiaries means, on a Consolidated basis and without duplication, the following:

        (a) all Indebtedness for Borrowed Money of such Persons,

        (b) all Obligations of such Persons under the Securitization Facility,

        (c) all loans under the Trade Credit Facility and New Trade Credit Facility not otherwise included as Indebtedness for Borrowed Money, and

        (d) all amounts outstanding under the Securitization Facility not otherwise included as Indebtedness for Borrowed Money.

        "Trade Credit Facility" has the meaning specified on Schedule II to the Intercreditor Agreement.

        "Trust" means Designer Finance Trust, a trust formed under the laws of Delaware.

        "Trust Stock" means the Trust Originated Preferred Securities issued by the Trust.

        "Uncommitted Facilities" means, collectively, items B.6 through B.15 on
Schedule II of the Intercreditor Agreement.

        "U.S. Credit Party" means Group and any Domestic Subsidiary (other than Warnaco Operations Corporation).

        "Warnaco Entity" means Group and any of its Subsidiaries.

        "Welfare Plan" means a welfare plan, as defined in Section 3(1) of ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability.

        "Wholly-Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person, all the outstanding shares of capital stock or other Equity Interests of which (other than directors or similar qualifying shares issued in compliance with requirements of local law) are at the time owned directly or indirectly by such Person.

        "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.


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




                    PART II. INTERPRETATION AND CONSTRUCTION

         The following shall constitute the rules of interpretation and construction applicable to the terms defined herein and in the Loan Documents.

         (a) With respect to any term that is defined by reference to any Loan Document (capitalized terms used in this Annex A are used as defined herein), for purposes hereof, such term shall continue to have the original definition notwithstanding any termination, expiration or modification of such document except to the extent the parties may otherwise agree in accordance with the terms of such document.

         (b) In each Loan Document in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding". References in the Loan Documents to any agreement or contract "as amended" shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified (by waiver or otherwise) from time to time in accordance with its terms

         (c) The words "hereof," "herein" and "hereunder" and words of similar import, when used in any Loan Document, shall refer to such document as a whole and not to any particular provision of such document, and section, subsection, annex, appendix, schedule and exhibit references are to those contained in or attached to such document unless otherwise specified.

         (d) Each reference to "days" in any Loan Document shall mean calendar days, unless the term "Business Days" shall be used. Each reference to a time of day in any Loan Document shall mean such time in New York, New York, unless otherwise specified.

         (e) The meanings given to terms defined in this Annex or in any Loan Document shall apply to both the singular and plural forms of such terms.

         (f) Except as otherwise specified herein, each reference in this Annex or in any Loan Document to any agreement shall be deemed (i) to include all exhibits, annexes, schedules or other attachments thereto and (ii) to refer to such agreement as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of such Loan Document (to the extent such terms are applicable to any amendment, supplement or modification of such agreement).

         (g) Except as otherwise specified in this Annex or in any Loan Document, each reference in this Annex or in any Loan Document to a law or requirement of law, shall be deemed to refer to such law or requirement of law, as the same may be amended, supplemented or otherwise modified from time to time.

         (h) Each reference in this Annex or in any Loan Document to a Person shall be deemed to include such Person's permitted successors and assigns.

         (i) Each reference in this Annex or in any Loan Document to accounting terms relating to the Loan Parties not defined in this Annex, to the extent not defined, shall have the respective meanings given to them under GAAP.




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